UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5225

                        OPPENHEIMER QUEST FOR VALUE FUNDS
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER QUEST BALANCED FUND(SM)

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Pharmaceuticals                                                             9.9%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     8.3
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               8.0
--------------------------------------------------------------------------------
Health Care Providers & Services                                            6.3
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  5.3
--------------------------------------------------------------------------------
Oil & Gas                                                                   5.2
--------------------------------------------------------------------------------
Insurance                                                                   4.6
--------------------------------------------------------------------------------
Multiline Retail                                                            3.7
--------------------------------------------------------------------------------
Household Durables                                                          3.5
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                                 5.3%
--------------------------------------------------------------------------------
ConocoPhillips                                                              5.2
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                5.0
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                4.6
--------------------------------------------------------------------------------
Roche Holding Ltd., Sponsored ADR                                           4.4
--------------------------------------------------------------------------------
Apple Computer, Inc.                                                        3.8
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                                           3.7
--------------------------------------------------------------------------------
Centex Corp.                                                                3.5
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                                 3.3
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------


                       7 | OPPENHEIMER QUEST BALANCED FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          Stocks                  72.7%
                          Bonds and Notes         25.9
                          Cash Equivalents         1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------


                       8 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In the one-year period ended October 31, 2006, Oppenheimer Quest Balanced Fund underperformed the broad U.S. stock market, as measured by the S&P 500 Index, but outpaced the domestic bond market, as measured by the Lehman Brothers Aggregate Bond Index. The Fund's performance received a boost from a strong tilt toward equities, which significantly outperformed bonds, good stock selection in the healthcare sector and a defensive interest-rate positioning for the bond portfolio. The relative gains from these positions were partially offset by weakness in several consumer discretionary and information technology stocks.

      As always, we positioned the Fund's equity portfolio in undervalued stocks that, in our view, stood to appreciate once investors factored in a changing environment or the company's underappreciated strengths. For example, the Fund's largest contributor was Pfizer, Inc., which also is one of the Fund's largest holdings as of period close. We began purchasing shares of this pharmaceuticals company more than one year ago, after investor anxiety about its patent protections (for LIPITOR), plus problems that forced it to withdraw a major pain-relieving drug (BETREX) from the market, led to a large decline in the stock price. During the past year, Pfizer won several lawsuits upholding its Lipitor patent position. Additionally, management, realizing the loss of BETREX would impact growth rates, took steps to rein in costs and maintain profitability. As a result, the stock rebounded, and the benefit was enhanced by our large allocation.

      Other strong contributors included managed care provider Aetna, Inc., Inco Ltd., a Canadian nickel producer, Eaton Corp., a diversified manufacturing enterprise, Federated Department Stores, Inc., owners of Macy's and other retail chains; and Apple Computer, Inc. With the exception of Aetna, each benefited from company-specific developments during the period. For example, Inco's stock (which has now been sold) bucked the recent downward trend in materials prices because the company is being bought out at a premium. Apple, a more recent purchase, is growing along with sales of the IPod. More importantly, recent laptop and computer introductions have been well received, leading us to believe that Apple can capture market share in the future from Windows-based personal computer manufacturers. Another new holding was NII Holdings, Inc., a U.S. company that markets cell-phone services in Latin America. The stock was a strong contributor late in the period and, we believe, will be so again. The markets it serves--most notably, Brazil and Mexico--are vast and poorly penetrated.

      Partially offsetting the gains from these and others stocks were Apollo Group, Inc., Royal Caribbean Cruises Ltd., and McAfee, Inc. We exited McAfee, a provider of internet security software, after concluding that, in the future, its largest competition will be Microsoft. We feel that, in this situation, the underdog will not win.


                       9 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      We also sold our investment in Apollo Group, Inc., one of the nation's largest providers of post-secondary adult education. Enrollment within its traditional market, working adults, is declining, and the company is pursuing a new market: high-school graduates who want a more flexible, lower-cost alternative to traditional colleges. We underestimated the difficulty of this transition and will re-evaluate the stock in the future.

      In contrast, we added to our investment in the troubled cruise line industry, even though Royal Caribbean Cruises, which has been a major contributor to performance in prior years, was a major detractor from results this year. Investors continue to punish the stock, due to concerns about high fuel costs and lower demand for berths if consumers curb their spending. More focused on the long-term dynamics of the industry than these near-term concerns, we bought additional shares as the price declined. Royal Caribbean and one other competitor dominate the Caribbean cruise market, giving them ample room to enhance profitability. We believe that, in the long run, that will prove to be the more significant factor.

      Believing that bonds, especially longer-term bonds, were too expensive, we limited the Fund's exposure to fixed-income. In addition, we invested the bond portfolio defensively, keeping a below-index duration (i.e., a relatively low sensitivity to interest-rate movements). We emphasized short-term, high-quality bonds, which, for some of the period, provided higher yields than comparable-maturity Treasuries for little incremental risk.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 1, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      10 | OPPENHEIMER QUEST BALANCED FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Balanced Fund(SM) (Class A)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer
                                Quest Balanced
                                   Fund(SM)
                                  (Class A)                 S&P 500 Index
                                --------------              -------------
     10/31/1996                    $ 9,425                     $10,000
     01/31/1997                    $10,194                     $11,200
     04/30/1997                    $ 9,969                     $11,471
     07/31/1997                    $11,596                     $13,725
     10/31/1997                    $11,799                     $13,210
     01/31/1998                    $12,795                     $14,213
     04/30/1998                    $14,262                     $16,182
     07/31/1998                    $13,852                     $16,375
     10/31/1998                    $15,091                     $16,118
     01/31/1999                    $17,272                     $18,834
     04/30/1999                    $18,138                     $19,714
     07/31/1999                    $18,198                     $19,683
     10/31/1999                    $18,333                     $20,254
     01/31/2000                    $17,949                     $20,782
     04/30/2000                    $18,184                     $21,709
     07/31/2000                    $17,719                     $21,447
     10/31/2000                    $19,393                     $21,485
     01/31/2001                    $20,717                     $20,595
     04/30/2001                    $21,156                     $18,894
     07/31/2001                    $21,020                     $18,376
     10/31/2001                    $19,711                     $16,138
     01/31/2002                    $19,821                     $17,272
     04/30/2002                    $18,790                     $16,511
     07/31/2002                    $15,591                     $14,036
     10/31/2002                    $15,398                     $13,701
     01/31/2003                    $16,236                     $13,298
     04/30/2003                    $17,464                     $14,314
     07/31/2003                    $18,926                     $15,529
     10/31/2003                    $20,306                     $16,549
     01/31/2004                    $21,978                     $17,892
     04/30/2004                    $21,460                     $17,587
     07/31/2004                    $21,762                     $17,573
     10/31/2004                    $22,294                     $18,107
     01/31/2005                    $22,813                     $19,005
     04/30/2005                    $22,216                     $18,701
     07/31/2005                    $24,019                     $20,041
     10/31/2005                    $23,072                     $19,685
     01/31/2006                    $24,150                     $20,977
     04/30/2006                    $24,900                     $21,581
     07/31/2006                    $23,920                     $21,118
     10/31/2006                    $25,557                     $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 4.40%     5-Year 4.09%     10-Year 9.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      11 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Balanced Fund(SM) (Class B)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer
                                Quest Balanced
                              Fund(SM) (Class B)            S&P 500 Index
                              ------------------            -------------
     10/31/1996                    $10,000                     $10,000
     01/31/1997                    $10,803                     $11,200
     04/30/1997                    $10,551                     $11,471
     07/31/1997                    $12,257                     $13,725
     10/31/1997                    $12,455                     $13,210
     01/31/1998                    $13,489                     $14,213
     04/30/1998                    $15,004                     $16,182
     07/31/1998                    $14,549                     $16,375
     10/31/1998                    $15,828                     $16,118
     01/31/1999                    $18,092                     $18,834
     04/30/1999                    $18,975                     $19,714
     07/31/1999                    $19,007                     $19,683
     10/31/1999                    $19,126                     $20,254
     01/31/2000                    $18,691                     $20,782
     04/30/2000                    $18,916                     $21,709
     07/31/2000                    $18,391                     $21,447
     10/31/2000                    $20,102                     $21,485
     01/31/2001                    $21,445                     $20,595
     04/30/2001                    $21,873                     $18,894
     07/31/2001                    $21,691                     $18,376
     10/31/2001                    $20,308                     $16,138
     01/31/2002                    $20,401                     $17,272
     04/30/2002                    $19,317                     $16,511
     07/31/2002                    $16,005                     $14,036
     10/31/2002                    $15,776                     $13,701
     01/31/2003                    $16,634                     $13,298
     04/30/2003                    $17,892                     $14,314
     07/31/2003                    $19,390                     $15,529
     10/31/2003                    $20,804                     $16,549
     01/31/2004                    $22,517                     $17,892
     04/30/2004                    $21,986                     $17,587
     07/31/2004                    $22,295                     $17,573
     10/31/2004                    $22,840                     $18,107
     01/31/2005                    $23,372                     $19,005
     04/30/2005                    $22,760                     $18,701
     07/31/2005                    $24,607                     $20,041
     10/31/2005                    $23,637                     $19,685
     01/31/2006                    $24,742                     $20,977
     04/30/2006                    $25,510                     $21,581
     07/31/2006                    $24,506                     $21,118
     10/31/2006                    $26,184                     $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 4.90%     5-Year 4.21%     10-Year 10.10%


                      12 | OPPENHEIMER QUEST BALANCED FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Balanced Fund(SM) (Class C)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer
                                Quest Balanced
                              Fund(SM) (Class C)            S&P 500 Index
                              ------------------            -------------
     10/31/1996                    $10,000                     $10,000
     01/31/1997                    $10,797                     $11,200
     04/30/1997                    $10,546                     $11,471
     07/31/1997                    $12,251                     $13,725
     10/31/1997                    $12,451                     $13,210
     01/31/1998                    $13,486                     $14,213
     04/30/1998                    $15,002                     $16,182
     07/31/1998                    $14,549                     $16,375
     10/31/1998                    $15,827                     $16,118
     01/31/1999                    $18,084                     $18,834
     04/30/1999                    $18,969                     $19,714
     07/31/1999                    $19,012                     $19,683
     10/31/1999                    $19,119                     $20,254
     01/31/2000                    $18,684                     $20,782
     04/30/2000                    $18,910                     $21,709
     07/31/2000                    $18,395                     $21,447
     10/31/2000                    $20,094                     $21,485
     01/31/2001                    $21,441                     $20,595
     04/30/2001                    $21,870                     $18,894
     07/31/2001                    $21,689                     $18,376
     10/31/2001                    $20,306                     $16,138
     01/31/2002                    $20,398                     $17,272
     04/30/2002                    $19,314                     $16,511
     07/31/2002                    $16,000                     $14,036
     10/31/2002                    $15,759                     $13,701
     01/31/2003                    $16,599                     $13,298
     04/30/2003                    $17,837                     $14,314
     07/31/2003                    $19,279                     $15,529
     10/31/2003                    $20,642                     $16,549
     01/31/2004                    $22,309                     $17,892
     04/30/2004                    $21,741                     $17,587
     07/31/2004                    $22,018                     $17,573
     10/31/2004                    $22,521                     $18,107
     01/31/2005                    $22,984                     $19,005
     04/30/2005                    $22,362                     $18,701
     07/31/2005                    $24,122                     $20,041
     10/31/2005                    $23,130                     $19,685
     01/31/2006                    $24,161                     $20,977
     04/30/2006                    $24,862                     $21,581
     07/31/2006                    $23,848                     $21,118
     10/31/2006                    $25,436                     $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 8.97%     5-Year 4.61%     10-Year 9.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      13 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Balanced Fund(SM) (Class N)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer
                                Quest Balanced
                              Fund(SM) (Class N)            S&P 500 Index
                              ------------------            -------------
     03/01/2001                    $10,000                     $10,000
     04/30/2001                    $10,345                     $10,094
     07/31/2001                    $10,271                     $ 9,817
     10/31/2001                    $ 9,630                     $ 8,621
     01/31/2002                    $ 9,690                     $ 9,227
     04/30/2002                    $ 9,183                     $ 8,821
     07/31/2002                    $ 7,616                     $ 7,499
     10/31/2002                    $ 7,512                     $ 7,320
     01/31/2003                    $ 7,920                     $ 7,104
     04/30/2003                    $ 8,514                     $ 7,647
     07/31/2003                    $ 9,219                     $ 8,296
     10/31/2003                    $ 9,879                     $ 8,841
     01/31/2004                    $10,686                     $ 9,559
     04/30/2004                    $10,420                     $ 9,396
     07/31/2004                    $10,567                     $ 9,388
     10/31/2004                    $10,814                     $ 9,674
     01/31/2005                    $11,055                     $10,154
     04/30/2005                    $10,763                     $ 9,991
     07/31/2005                    $11,620                     $10,707
     10/31/2005                    $11,150                     $10,517
     01/31/2006                    $11,667                     $11,207
     04/30/2006                    $12,020                     $11,530
     07/31/2006                    $11,539                     $11,282
     10/31/2006                    $12,316                     $12,234

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 9.45%     5-Year 5.04%     Since Inception (3/1/01) 3.74%


                      14 | OPPENHEIMER QUEST BALANCED FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Balanced Fund(SM) (Class Y)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer
                                Quest Balanced
                              Fund(SM) (Class Y)            S&P 500 Index
                              ------------------            -------------
     05/01/2000                    $10,000                     $10,000
     07/31/2000                    $ 9,795                     $ 9,879
     10/31/2000                    $10,732                     $ 9,897
     01/31/2001                    $11,482                     $ 9,487
     04/30/2001                    $11,740                     $ 8,703
     07/31/2001                    $11,677                     $ 8,464
     10/31/2001                    $10,962                     $ 7,434
     01/31/2002                    $11,046                     $ 7,956
     04/30/2002                    $10,484                     $ 7,605
     07/31/2002                    $ 8,712                     $ 6,466
     10/31/2002                    $ 8,607                     $ 6,311
     01/31/2003                    $ 9,089                     $ 6,126
     04/30/2003                    $ 9,787                     $ 6,594
     07/31/2003                    $10,611                     $ 7,153
     10/31/2003                    $11,396                     $ 7,623
     01/31/2004                    $12,344                     $ 8,242
     04/30/2004                    $12,058                     $ 8,101
     07/31/2004                    $12,247                     $ 8,095
     10/31/2004                    $12,555                     $ 8,341
     01/31/2005                    $12,848                     $ 8,755
     04/30/2005                    $12,533                     $ 8,614
     07/31/2005                    $13,551                     $ 9,232
     10/31/2005                    $13,031                     $ 9,068
     01/31/2006                    $13,646                     $ 9,663
     04/30/2006                    $14,085                     $ 9,941
     07/31/2006                    $13,541                     $ 9,728
     10/31/2006                    $14,480                     $10,548

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/06

1-Year 11.11%     5-Year 5.72%     Since Inception (5/1/00) 5.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER QUEST BALANCED FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor during the period was Oppenheimer Capital LLP, which was the Fund's advisor prior to 11/22/95. The portfolio manager during the period was employed by the Fund's subadvisor.

CLASS A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.15% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.


                      16 | OPPENHEIMER QUEST BALANCED FUND

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      17 | OPPENHEIMER QUEST BALANCED FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                      18 | OPPENHEIMER QUEST BALANCED FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                 BEGINNING      ENDING          EXPENSES
                                 ACCOUNT        ACCOUNT         PAID DURING
                                 VALUE          VALUE           6 MONTHS ENDED
                                 (5/1/06)       (10/31/06)      OCTOBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual                   $1,000.00      $1,026.40       $5.99
--------------------------------------------------------------------------------
Class A Hypothetical              1,000.00       1,019.31        5.97
--------------------------------------------------------------------------------
Class B Actual                    1,000.00       1,022.30        9.94
--------------------------------------------------------------------------------
Class B Hypothetical              1,000.00       1,015.43        9.90
--------------------------------------------------------------------------------
Class C Actual                    1,000.00       1,023.10        9.68
--------------------------------------------------------------------------------
Class C Hypothetical              1,000.00       1,015.68        9.65
--------------------------------------------------------------------------------
Class N Actual                    1,000.00       1,024.60        7.58
--------------------------------------------------------------------------------
Class N Hypothetical              1,000.00       1,017.74        7.55
--------------------------------------------------------------------------------
Class Y Actual                    1,000.00       1,028.00        4.46
--------------------------------------------------------------------------------
Class Y Hypothetical              1,000.00       1,020.82        4.44

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2006 are as follows:

CLASS         EXPENSE RATIOS
----------------------------
Class A            1.17%
----------------------------
Class B            1.94
----------------------------
Class C            1.89
----------------------------
Class N            1.48
----------------------------
Class Y            0.87

--------------------------------------------------------------------------------


                      19 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                       SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--72.7%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.2%
---------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--8.0%
Carnival Corp.                                                                      1,500,000   $   73,230,000
---------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. 1                                                      7,300,000      295,650,000
---------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc.                                                                   2,400,000      142,704,000
                                                                                                ---------------
                                                                                                   511,584,000

---------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.5%
Centex Corp.                                                                        4,250,000      222,275,000
---------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.7%
Federated Department Stores, Inc.                                                   5,400,000      237,114,000
---------------------------------------------------------------------------------------------------------------
ENERGY--6.4%
---------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.2%
GlobalSantaFe Corp.                                                                 1,500,000       77,850,000
---------------------------------------------------------------------------------------------------------------
OIL & GAS--5.2%
ConocoPhillips                                                                      5,500,000      331,320,000
---------------------------------------------------------------------------------------------------------------
FINANCIALS--12.9%
---------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.0%
Merrill Lynch & Co., Inc.                                                           2,200,000      192,324,000
---------------------------------------------------------------------------------------------------------------
INSURANCE--4.6%
AMBAC Financial Group, Inc.                                                         2,540,000      212,064,600
---------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                  1,200,000       80,604,000
                                                                                                ---------------
                                                                                                   292,668,600

---------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--5.3%
Countrywide Financial Corp.                                                         9,000,000      343,080,000
---------------------------------------------------------------------------------------------------------------
HEALTH CARE--16.2%
---------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.3%
Aetna, Inc.                                                                         5,000,000      206,100,000
---------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                            4,000,000      195,120,000
                                                                                                ---------------
                                                                                                   401,220,000

---------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--9.9%
Kos Pharmaceuticals, Inc. 2                                                           750,000       37,312,500
---------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                       12,000,000      319,800,000
---------------------------------------------------------------------------------------------------------------
Roche Holding Ltd., Sponsored ADR                                                   3,187,000      279,977,950
                                                                                                ---------------
                                                                                                   637,090,450


                      20 | OPPENHEIMER QUEST BALANCED FUND

                                                                                                         VALUE
                                                                                       SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.6%
---------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
ChoicePoint, Inc. 2                                                                 2,430,000   $   88,427,700
---------------------------------------------------------------------------------------------------------------
MACHINERY--2.2%
Eaton Corp.                                                                         2,000,000      144,860,000
---------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.7%
---------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.9%
Motorola, Inc.                                                                      8,000,000      184,480,000
---------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--8.3%
Apple Computer, Inc. 2                                                              3,000,000      243,240,000
---------------------------------------------------------------------------------------------------------------
Dell, Inc. 2                                                                        5,000,000      121,650,000
---------------------------------------------------------------------------------------------------------------
EMC Corp. 2                                                                        10,000,000      122,500,000
---------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                 1,200,000       46,488,000
                                                                                                ---------------
                                                                                                   533,878,000

---------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR                                   10,000,007       97,000,068
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.7%
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                                                          6,000,000      205,500,000
---------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.5%
NII Holdings, Inc. 2                                                                2,500,000      162,575,001
                                                                                                ---------------
Total Common Stocks (Cost $4,163,040,809)                                                        4,663,246,819

                                                                                        UNITS
---------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------------
Raytheon Co. Wts., Exp. 6/16/11 2 (Cost $0)                                            97,453        1,531,961

                                                                                    PRINCIPAL
                                                                                       AMOUNT
---------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--25.9%
---------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--2.0%
---------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.5%
DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts., 1/15/08          $ 34,360,000       34,044,300
---------------------------------------------------------------------------------------------------------------
MEDIA--1.5%
CBS Corp., 5.625% Sr. Unsec. Nts., 5/1/07                                          19,560,000       19,576,841
---------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 9.25% Sr. Debs., 2/1/13                                8,500,000       10,073,784
---------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 7.25% Sr. Unsec. Debs., 9/1/08                   19,640,000       20,278,830
---------------------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 5.70% Nts., 7/15/11                                         41,285,000       42,175,683
                                                                                                ---------------
                                                                                                    92,105,138


                      21 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL            VALUE
                                                                                       AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.3%
---------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.2%
CVS Corp., 3.875% Unsec. Nts., 11/1/07                                           $ 42,080,000   $   41,378,106
---------------------------------------------------------------------------------------------------------------
Safeway, Inc., 4.80% Sr. Unsec. Nts., 7/16/07                                      39,130,000       38,941,785
                                                                                                ---------------
                                                                                                    80,319,891

---------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.4%
General Mills, Inc., 6% Unsec. Nts., 2/15/12                                       44,190,000       45,514,772
---------------------------------------------------------------------------------------------------------------
Kellogg Co., 2.875% Nts., 6/1/08                                                   43,500,000       41,943,614
---------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 4.625% Nts., 11/1/06                                             3,750,000        3,750,000
                                                                                                ---------------
                                                                                                    91,208,386

---------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.7%
Proctor & Gamble Co. (The), 3.50% Nts., 12/15/08                                   43,230,000       41,907,378
---------------------------------------------------------------------------------------------------------------
ENERGY--1.8%
---------------------------------------------------------------------------------------------------------------
OIL & GAS--1.8%
ChevronTexaco Capital Co., 3.50% Nts., 9/17/07                                     43,790,000       43,159,424
---------------------------------------------------------------------------------------------------------------
Marathon Oil Corp., 5.375% Unsec. Nts., 6/1/07                                     40,515,000       40,538,175
---------------------------------------------------------------------------------------------------------------
Valero Energy Corp., 6.125% Unsec. Nts., 4/15/07                                   28,750,000       28,816,901
                                                                                                ---------------
                                                                                                   112,514,500

---------------------------------------------------------------------------------------------------------------
FINANCIALS--10.3%
---------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.1%
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts., 11/15/10                        39,120,000       39,345,018
---------------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The), 7.80% Nts., 8/15/07                                 39,130,000       39,870,653
---------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., (USA), 5.75% Unsec. Nts., 4/15/07                47,410,000       47,475,568
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12                     29,880,000       30,479,990
---------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 3.70% Nts., Series B, 4/21/08                           43,990,000       43,078,923
                                                                                                ---------------
                                                                                                   200,250,152

---------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.6%
Household Finance Corp., 7% Sr. Unsec. Unsub. Nts., 5/15/12                        20,000,000       21,674,840
---------------------------------------------------------------------------------------------------------------
KeyCorp, 2.75% Sr. Nts., Series G, 2/27/07                                         43,615,000       43,182,121
---------------------------------------------------------------------------------------------------------------
U.S. Bancorp:
4.50% Sr. Nts., Series P, 7/29/10                                                  15,610,000       15,310,663
5.30% Nts., 4/28/09                                                                14,800,000       14,873,837
---------------------------------------------------------------------------------------------------------------
Wachovia Corp., 4.375% Nts., 6/1/10                                                39,280,000       38,426,838
---------------------------------------------------------------------------------------------------------------
World Savings Bank FSB, 4.125% Sr. Nts., 3/10/08                                   30,080,000       29,572,400
                                                                                                ---------------
                                                                                                   163,040,699


                      22 | OPPENHEIMER QUEST BALANCED FUND

                                                                                    PRINCIPAL            VALUE
                                                                                       AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.4%
American Express Credit Corp.:
3% Nts., 5/16/08                                                                 $ 19,460,000   $   18,849,559
5% Nts., Series B, 12/2/10                                                         34,230,000       34,209,633
---------------------------------------------------------------------------------------------------------------
SLM Corp., 4.50% Nts., Series A, 7/26/10                                           39,250,000       38,315,340
                                                                                                ---------------
                                                                                                    91,374,532

---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
CIT Group, Inc.:
4.75% Sr. Nts., 12/15/10                                                           24,575,000       24,140,907
7.75% Sr. Unsec. Unsub. Nts., 4/2/12                                               15,000,000       16,647,795
---------------------------------------------------------------------------------------------------------------
Citigroup, Inc.:
5% Nts., 3/6/07                                                                    20,776,000       20,748,804
6% Nts., 2/21/12                                                                   15,000,000       15,589,185
---------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.25% Nts., 5/30/07                                          46,725,000       46,705,796
                                                                                                ---------------
                                                                                                   123,832,487

---------------------------------------------------------------------------------------------------------------
INSURANCE--1.3%
Berkshire Hathaway Finance Corp., 3.375% Nts., 10/15/08                            43,940,000       42,526,494
---------------------------------------------------------------------------------------------------------------
International Lease Finance Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/1/07           41,960,000       42,007,373
                                                                                                ---------------
                                                                                                    84,533,867

---------------------------------------------------------------------------------------------------------------
INDUSTRIALS--4.4%
---------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.3%
Boeing Capital Corp., 6.50% Nts., 2/15/12                                          27,625,000       29,357,143
---------------------------------------------------------------------------------------------------------------
General Dynamics Corp., 4.50% Sr. Unsec. Nts., 8/15/10                             31,940,000       31,292,959
---------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 4.079% Nts., 11/16/06                                      43,840,000       43,817,817
---------------------------------------------------------------------------------------------------------------
Raytheon Co., 6.75% Nts., 8/15/07                                                  43,810,000       44,225,976
                                                                                                ---------------
                                                                                                   148,693,895

---------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.7%
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                             43,830,000       43,331,653
---------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
Waste Management, Inc., 6.50% Sr. Unsub. Nts., 11/15/08                             8,740,000        8,948,047
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.7%
General Electric Capital Corp.:
4.875% Nts., Series A, 10/21/10                                                    24,450,000       24,286,967
6% Nts., 6/15/12                                                                   19,700,000       20,516,230
                                                                                                ---------------
                                                                                                    44,803,197


                      23 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL            VALUE
                                                                                       AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
MACHINERY--0.6%
John Deere Capital Corp., 3.875% Nts., Series D, 3/7/07                          $ 39,120,000   $   38,914,151
---------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.7%
---------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.7%
Motorola, Inc., 4.608% Nts., 11/16/07                                              43,850,000       43,566,641
---------------------------------------------------------------------------------------------------------------
MATERIALS--1.2%
---------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%
E.I. du Pont de Nemours & Co., 4.125% Nts., 4/30/10                                34,225,000       33,185,895
---------------------------------------------------------------------------------------------------------------
METALS & MINING--0.7%
Alcoa, Inc., 4.25% Sr. Unsec. Nts., 8/15/07                                        44,705,000       44,188,344
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07                        29,370,000       29,672,129
---------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp.:
7.25% Sr. Unsec. Unsub. Nts., 12/1/10                                              24,450,000       26,266,293
7.375% Sr. Nts., 9/1/12                                                            15,000,000       16,499,730
                                                                                                ---------------
                                                                                                    72,438,152

---------------------------------------------------------------------------------------------------------------
UTILITIES--1.1%
---------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
Dominion Resources, Inc., 3.66% Sr. Nts., Series A, 11/15/06                       36,545,000       36,522,452
---------------------------------------------------------------------------------------------------------------
Duke Capital Corp., 7.50% Bonds, 10/1/09                                           30,455,000       32,141,567
                                                                                                ---------------
                                                                                                    68,664,019
                                                                                                ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $1,664,507,921)                            1,661,865,324

---------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.3%
---------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.23%, 11/22/06                                     25,000,000       24,923,729
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.98%, 11/1/06                                             54,919,000       54,919,000
                                                                                                ---------------
Total Short-Term Notes (Cost $79,842,729)                                                           79,842,729

---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $5,907,391,459)                                    6,406,486,833


                      24 | OPPENHEIMER QUEST BALANCED FUND

                                                                                    PRINCIPAL            VALUE
                                                                                       AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.2% 3
---------------------------------------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--0.2%
Whitehawk CDO Funding Corp.                                                      $ 10,000,000   $   10,000,000
---------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENT/GUARANTEED INVESTMENT CONTRACT--0.0%
Protective Life Insurance Co.                                                         500,000          500,000
---------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.0%
Undivided interest of 0.03% in joint repurchase agreement (Principal Amount/
Value $3,450,000,000, with a maturity value of $3,450,510,792) with Nomura
Securities, 5.33%, dated 10/31/06, to be repurchased at $1,124,416 on 11/1/06, collateralized by U.S. Agency Mortgages, 0.00%-7.439%, 3/15/14-6/25/43,
with a value of $3,519,000,000                                                      1,124,250        1,124,250
                                                                                                ---------------
Total Investments Purchased with Cash Collateral from Securities Loaned
(Cost $11,624,250)                                                                                  11,624,250

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $5,919,015,709)                                       100.1%   6,418,111,083
---------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (0.1)      (5,995,990)
                                                                                 ------------------------------
NET ASSETS                                                                              100.0%  $6,412,115,093
                                                                                 ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Partial or fully-loaned security. See Note 5 of accompanying Notes.

2. Non-income producing security.

3. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 5 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      25 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value (cost $5,919,015,709)--see accompanying statement of investments          $6,418,111,083
--------------------------------------------------------------------------------------------------------------
Cash                                                                                                 2,034,729
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                    80,355,561
Interest and dividends                                                                              25,492,974
Shares of beneficial interest sold                                                                   1,744,526
Other                                                                                                  105,050
                                                                                                --------------
Total assets                                                                                     6,527,843,923

--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                          11,624,250
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                               83,419,675
Shares of beneficial interest redeemed                                                              16,719,953
Distribution and service plan fees                                                                   1,304,665
Transfer and shareholder servicing agent fees                                                        1,181,248
Trustees' compensation                                                                                 871,879
Shareholder communications                                                                             513,944
Other                                                                                                   93,216
                                                                                                --------------
Total liabilities                                                                                  115,728,830

--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $6,412,115,093
                                                                                                ==============

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                      $    3,437,534
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       5,692,739,546
--------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                   10,660,967
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                       206,181,672
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                         499,095,374
                                                                                                --------------
NET ASSETS                                                                                      $6,412,115,093
                                                                                                ==============


                      26 | OPPENHEIMER QUEST BALANCED FUND

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,058,131,254 and 162,498,412 shares of beneficial interest outstanding)                               $18.82
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                $19.97
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,847,651,161
and 100,073,017 shares of beneficial interest outstanding)                                              $18.46
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,022,881,298
and 55,356,859 shares of beneficial interest outstanding)                                               $18.48
--------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $207,129,539
and 11,140,689 shares of beneficial interest outstanding)                                               $18.59
--------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $276,321,841 and 14,684,387 shares of beneficial interest outstanding)                        $18.82

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      27 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                        $    78,583,813
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $2,721,370)           78,340,970
--------------------------------------------------------------------------------
Portfolio lending fees                                                  467,162
--------------------------------------------------------------------------------
Other income                                                            124,216
                                                                ----------------
Total investment income                                             157,516,161

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      47,511,106
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               7,961,750
Class B                                                              20,145,494
Class C                                                              11,219,336
Class N                                                               1,077,365
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               6,430,938
Class B                                                               4,464,645
Class C                                                               1,922,282
Class N                                                                 576,634
Class Y                                                                 473,341
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 519,942
Class B                                                                 399,666
Class C                                                                 184,682
Class N                                                                  13,303
--------------------------------------------------------------------------------
Trustees' compensation                                                  338,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                              75,663
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   319,458
                                                                ----------------
Total expenses                                                      103,635,105
Less reduction to custodian expenses                                    (42,705)
                                                                ----------------
Net expenses                                                        103,592,400

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                53,923,761

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                    251,310,872
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                371,082,120

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   676,316,753
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      28 | OPPENHEIMER QUEST BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                   2006             2005
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                          $   53,923,761   $   17,470,480
-----------------------------------------------------------------------------------------------
Net realized gain                                                 251,310,872      455,092,227
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                             371,082,120     (246,170,891)
                                                               --------------------------------
Net increase in net assets resulting from operations              676,316,753      226,391,816

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                           (40,353,835)              --
Class B                                                            (9,442,976)              --
Class C                                                            (6,062,238)              --
Class N                                                            (2,103,130)              --
Class Y                                                            (4,313,806)              --
-----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          (112,335,599)              --
Class B                                                           (74,130,785)              --
Class C                                                           (40,907,900)              --
Class N                                                            (7,470,626)              --
Class Y                                                            (9,186,316)              --

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          (393,883,632)     116,753,759
Class B                                                          (467,003,506)    (416,333,424)
Class C                                                          (227,815,940)     (49,767,516)
Class N                                                           (21,452,884)       2,797,923
Class Y                                                            (9,256,183)      23,891,848

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Total decrease                                                   (749,402,603)     (96,265,594)
-----------------------------------------------------------------------------------------------
Beginning of period                                             7,161,517,696    7,257,783,290
                                                               --------------------------------
End of period (including accumulated net investment income
of $10,660,967 and $19,013,191, respectively)                  $6,412,115,093   $7,161,517,696
                                                               ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      29 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A            YEAR ENDED OCTOBER 31,              2006           2005           2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    17.79     $    17.19     $    15.69       $    12.02       $    16.09
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .21 1          .11 1          .07              .16              .17
Net realized and unrealized gain (loss)                1.66            .49           1.46             3.64            (3.53)
                                                 -------------------------------------------------------------------------------
Total from investment operations                       1.87            .60           1.53             3.80            (3.36)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.23)            --           (.03)            (.13)            (.27)
Distributions from net realized gain                   (.61)            --             --               --             (.44)
                                                 -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.84)            --           (.03)            (.13)            (.71)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    18.82     $    17.79     $    17.19       $    15.69       $    12.02
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    10.77%          3.49%          9.79%           31.87%          (21.88)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $3,058,131     $3,277,261     $3,054,761       $2,287,707       $1,667,143
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $3,215,973     $3,285,181     $2,759,594       $1,902,499       $1,960,568
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  1.13%          0.61%          0.38%            1.60%            1.20%
Total expenses                                         1.17% 4        1.17% 4        1.21% 4,5        1.38% 4,5        1.51% 4,5
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  63%            89%           106%              92%             108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      30 | OPPENHEIMER QUEST BALANCED FUND

CLASS B            YEAR ENDED OCTOBER 31,              2006           2005           2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    17.46     $    17.01     $    15.61       $    11.98       $    16.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .06 1         (.03) 1        (.07)             .06              .07
Net realized and unrealized gain (loss)                1.63            .48           1.47             3.63            (3.52)
                                                 -------------------------------------------------------------------------------
Total from investment operations                       1.69            .45           1.40             3.69            (3.45)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.08)            --             --             (.06)            (.13)
Distributions from net realized gain                   (.61)            --             --               --             (.44)
                                                 -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.69)            --             --             (.06)            (.57)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    18.46     $    17.46     $    17.01       $    15.61       $    11.98
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     9.90%          2.65%          8.97%           30.89%          (22.38)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,847,651     $2,205,679     $2,549,069       $2,306,366       $1,759,167
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $2,014,712     $2,470,464     $2,495,872       $1,985,215       $2,068,300
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                           0.35%         (0.17)%        (0.40)%           0.84%            0.56%
Total expenses                                         1.95% 4        1.96% 4        2.00% 4,5        2.15% 4,5        2.15% 4,5
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  63%            89%           106%              92%             108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      31 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C            YEAR ENDED OCTOBER 31,              2006           2005           2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    17.48     $    17.02     $    15.60       $    11.97       $    16.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .07 1         (.02) 1        (.06)             .07              .07
Net realized and unrealized gain (loss)                1.64            .48           1.48             3.62            (3.52)
                                                 -------------------------------------------------------------------------------
Total from investment operations                       1.71            .46           1.42             3.69            (3.45)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.10)            --             --             (.06)            (.14)
Distributions from net realized gain                   (.61)            --             --               --             (.44)
                                                 -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.71)            --             --             (.06)            (.58)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    18.48     $    17.48     $    17.02       $    15.60       $    11.97
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     9.97%          2.70%          9.10%           30.99%          (22.40)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,022,881     $1,191,400     $1,207,729       $  982,288         $763,338
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,122,088     $1,248,447     $1,129,522       $  835,198         $903,426
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                           0.41%         (0.11)%        (0.34)%           0.92%            0.58%
Total expenses                                         1.89% 4        1.89% 4        1.94% 4,5        2.08% 4,5        2.13% 4,5
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  63%            89%           106%              92%             108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      32 | OPPENHEIMER QUEST BALANCED FUND

CLASS N            YEAR ENDED OCTOBER 31,              2006           2005           2004             2003             2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    17.58     $    17.05     $    15.58       $    11.94       $    16.05
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .15 1          .05 1          .03              .11              .20
Net realized and unrealized gain (loss)                1.64            .48           1.45             3.63            (3.56)
                                                 ----------------------------------------------------------------------------
Total from investment operations                       1.79            .53           1.48             3.74            (3.36)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.17)            --           (.01)            (.10)            (.31)
Distributions from net realized gain                   (.61)            --             --               --             (.44)
                                                 ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.78)            --           (.01)            (.10)            (.75)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    18.59     $    17.58     $    17.05       $    15.58       $    11.94
                                                 ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    10.45%          3.11%          9.47%           31.50%          (21.99)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  207,130     $  216,843     $  207,450       $  142,866       $   85,744
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  215,652     $  219,040     $  180,201       $  112,416       $   70,477
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  0.83%          0.30%          0.04%            1.23%            1.07%
Total expenses                                         1.48%          1.49%          1.55%            1.74%            1.67%
Expenses after payments and waivers and
reduction to custodian expenses                        1.48%          1.49%          1.55%            1.70%            1.67%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  63%            89%           106%              92%             108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      33 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y            YEAR ENDED OCTOBER 31,              2006           2005           2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    17.79     $    17.14     $    15.62       $    11.96       $    16.05
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .26 1          .17 1          .12              .20              .25
Net realized and unrealized gain (loss)                1.66            .48           1.46             3.64            (3.52)
                                                 -------------------------------------------------------------------------------
Total from investment operations                       1.92            .65           1.58             3.84            (3.27)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.28)            --           (.06)            (.18)            (.38)
Distributions from net realized gain                   (.61)            --             --               --             (.44)
                                                 -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.89)            --           (.06)            (.18)            (.82)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    18.82     $    17.79     $    17.14       $    15.62       $    11.96
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    11.11%          3.79%         10.17%           32.40%          (21.48)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  276,322     $  270,335     $  238,775       $  182,409       $  118,068
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  276,812     $  253,220     $  216,973       $  145,793       $  137,322
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  1.43%          0.93%          0.70%            1.89%            1.75%
Total expenses                                         0.87% 4        0.85% 4        0.90% 4          1.05% 4          0.96% 4,5
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  63%            89%           106%              92%             108%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      34 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income. The Fund's primary objective is growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with Oppenheimer Capital LLC.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the


                      35 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


                      36 | OPPENHEIMER QUEST BALANCED FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

      The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
  UNDISTRIBUTED      UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
  NET INVESTMENT         LONG-TERM                   LOSS    FOR FEDERAL INCOME
  INCOME                      GAIN       CARRYFORWARD 1,2          TAX PURPOSES
  -----------------------------------------------------------------------------
  $11,564,181         $228,739,812                    $--          $476,537,238

1. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended October 31, 2005, the Fund utilized $181,820,457 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                          REDUCTION TO
                                       ACCUMULATED NET
                INCREASE TO              REALIZED GAIN
                PAID-IN CAPITAL       ON INVESTMENTS 3
                --------------------------------------
                $40,884,919                $40,884,919

3. $40,884,919, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.


                      37 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                             YEAR ENDED          YEAR ENDED
                                       OCTOBER 31, 2006    OCTOBER 31, 2005
        -------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                  $   62,275,985                 $--
        Long-term capital gain              244,031,226                  --
                                         ----------------------------------
        Total                            $  306,307,211                 $--
                                         ==================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities     $ 5,941,573,845
                                           ================
        Gross unrealized appreciation      $   519,896,415
        Gross unrealized depreciation          (43,359,177)
                                           ----------------
        Net unrealized appreciation        $   476,537,238
                                           ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2006, the Fund's projected benefit obligations were increased by $179,802 and payments of $25,409 were made to retired trustees, resulting in an accumulated liability of $869,842 as of October 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.


                      38 | OPPENHEIMER QUEST BALANCED FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

      The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED OCTOBER 31, 2006     YEAR ENDED OCTOBER 31, 2005
                                SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Sold                        31,500,972   $   570,267,687    52,209,952    $  933,780,734
Dividends and/or
distributions reinvested     7,682,670       137,709,558            --                --
Redeemed                   (60,923,880)   (1,101,860,877)  (45,627,925)     (817,026,975)
                           --------------------------------------------------------------
Net increase (decrease)    (21,740,238)  $  (393,883,632)    6,582,027    $  116,753,759
                           ==============================================================


                      39 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                            YEAR ENDED OCTOBER 31, 2006      YEAR ENDED OCTOBER 31, 2005
                                SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------
CLASS B
Sold                         8,581,552   $   152,390,833    14,527,626    $  255,243,732
Dividends and/or
distributions reinvested     3,911,374        68,946,474            --                --
Redeemed                   (38,752,535)     (688,340,813)  (38,046,508)     (671,577,156)
                           --------------------------------------------------------------
Net decrease               (26,259,609)  $  (467,003,506)  (23,518,882)   $ (416,333,424)
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS C
Sold                         6,246,846   $   111,066,770    11,673,588    $  205,356,257
Dividends and/or
distributions reinvested     2,171,851        38,302,739            --                --
Redeemed                   (21,234,631)     (377,185,449)  (14,475,489)     (255,123,773)
                           --------------------------------------------------------------
Net decrease               (12,815,934)  $  (227,815,940)   (2,801,901)   $  (49,767,516)
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS N
Sold                         3,181,896   $    56,868,554     4,902,473    $   86,592,098
Dividends and/or
distributions reinvested       516,842         9,162,505            --                --
Redeemed                    (4,889,445)      (87,483,943)   (4,736,733)      (83,794,175)
                           --------------------------------------------------------------
Net increase (decrease)     (1,190,707)  $   (21,452,884)      165,740    $    2,797,923
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS Y
Sold                         3,658,168   $    66,104,385     6,145,175    $  110,749,121
Dividends and/or
distributions reinvested       628,190        11,251,180            --                --
Redeemed                    (4,798,899)      (86,611,748)   (4,878,597)      (86,857,273)
                           --------------------------------------------------------------
Net increase (decrease)       (512,541)  $    (9,256,183)    1,266,578    $   23,891,848
                           ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2006, were as follows:

                                                 PURCHASES               SALES
------------------------------------------------------------------------------
Investment securities                       $4,231,637,096      $5,570,102,847
U.S. government and
government agency obligations                           --          14,191,086

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:


                      40 | OPPENHEIMER QUEST BALANCED FUND

FEE SCHEDULE EFFECTIVE APRIL 4, 2006     FEE SCHEDULE NOVEMBER 1, 2005 TO APRIL 3, 2006
---------------------------------------------------------------------------------------
Up to $1.0 billion             0.80%     Up to $1.0 billion                0.80%
Next $2.0 billion              0.76      Next $2.0 billion                 0.76
Next $1.0 billion              0.71      Next $1.0 billion                 0.71
Next $1.0 billion              0.66      Next $1.0 billion                 0.66
Next $1.0 billion              0.60      Next $1.0 billion                 0.60
Next $1.0 billion              0.55      Next $1.0 billion                 0.55
Next $2.0 billion              0.50      Over $7.0 billion                 0.50
Over $9.0 billion              0.48

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Oppenheimer Capital LLC (the "Sub-Advisor") to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager, not the Fund, pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount. For the year ended October 31, 2006, the Manager paid $14,352,743 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2006, the Fund paid $14,003,793 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                      41 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B, Class C and Class N shares were $41,536,235, $24,579,996 and $4,966,026, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                                CLASS A            CLASS B            CLASS C          CLASS N
                             CLASS A         CONTINGENT         CONTINGENT         CONTINGENT       CONTINGENT
                           FRONT-END           DEFERRED           DEFERRED           DEFERRED         DEFERRED
                       SALES CHARGES      SALES CHARGES      SALES CHARGES      SALES CHARGES    SALES CHARGES
                         RETAINED BY        RETAINED BY        RETAINED BY        RETAINED BY      RETAINED BY
 YEAR ENDED              DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR      DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------
October 31, 2006          $1,563,338            $23,321         $4,345,241            $97,932          $84,485

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is


                      42 | OPPENHEIMER QUEST BALANCED FUND
delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of October 31, 2006, the Fund had on loan securities valued at $11,412,900, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $11,624,250 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York


                      43 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LITIGATION Continued

on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      44 | OPPENHEIMER QUEST BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 12, 2006


                      45 | OPPENHEIMER QUEST BALANCED FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6099 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 12, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $76,470,132 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2006, $28,779,703 or 46.21% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      46 | OPPENHEIMER QUEST BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      47 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S.TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNA-
                                  TION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W.COURTNEY,                Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General
Chairman of the Board of          Partner of Trivest Venture Fund (private venture capital fund); President of
Trustees (since 2001),            Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the fol-
Trustee (since 1987)              lowing open-end investment companies: Cash Assets Trust (1984), Premier VIT
Age: 73                           (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 11 portfolios in the
                                  OppenheimerFunds complex.

DAVID K.DOWNES,                   President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2005)              (investment management company) (since January 2004); President of The Community
Age: 66                           Reinvestment Act Qualified Investment Fund (investment management company) (since
                                  January 2004); Independent Chairman of the Board of Trustees of Quaker Investment
                                  Trust (registered investment company) (since January 2004); Director of Internet
                                  Capital Group (information technology company) (since October 2003); Chief
                                  Operating Officer and Chief Financial Officer of Lincoln National Investment
                                  Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of
                                  Lincoln National Corporation) (1995-2003); President, Chief Executive Officer and
                                  Trustee of Delaware Investment Family of Funds (1995-2003); President and Board
                                  Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1995-2003); Chairman and Chief Executive Officer of
                                  Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1995-2003); President
                                  and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief
                                  Administrative Officer, Chief Financial Officer, Vice Chairman and Director of
                                  Equitable Capital Management Corporation (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff
                                  Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 10
                                  portfolios in the OppenheimerFunds complex.

ROBERT G.GALLI,                   A director or trustee of other Oppenheimer funds.Oversees 55 portfolios in the
Trustee (since 1998)              OppenheimerFunds complex.
Age: 73

LACY B.HERRMANN,                  Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment
Trustee (since 1987)              company) (since December 2004); Chairman of Aquila Management Corporation and
Age: 77                           Aquila Investment Management LLC (since August 1984); Chief Executive Officer and
                                  President of Aquila Management Corporation (August 1984-December 1994); Vice
                                  President, Director and Secretary of Aquila Distributors, Inc. (distributor of
                                  Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President
                                  and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT");
                                  President and Director of STCM Management Company, Inc. (sponsor and adviser to
                                  CCMT); Chairman,


                      48 | OPPENHEIMER QUEST BALANCED FUND

LACY B.HERRMANN                   President and Director of InCap Management Corporation; Sub-Advisor and
Continued                         Administrator of Prime Cash Fund & Short Term Asset Reserves; Director of OCC Cash
                                  Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of
                                  Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994);
                                  Trustee of OCC Accumulation Trust (open-end investment company) (until December
                                  2004); Trustee Emeritus of Brown University (since June 1983). Oversees 11 portfolios in the OppenheimerFunds complex.

BRIAN F.WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2001)              Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                           (since September 2004); Member, Zurich Financial Investment Advisory Board
                                  (insurance (affiliate of the Manager's parent company) (since October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990);
                                  Trustee of the Institute for Advanced Study (non-profit educational institute)
                                  (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC
                                  (private equity investment) (January 1999-September 2004); Trustee of Research
                                  Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome
                                  Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson,Inc. (May 2000-April 2002) (executive search firm); President and Chief Executive Officer of the Delaware Group of Mutual
                                  Funds (1992-1995); Chairman,President and Chief Executive Officer of Equitable
                                  Capital Management Corporation (1985-1992); Vice President, Senior Vice President,
                                  Executive Vice President and Chief Investment Officer at The Equitable Life
                                  Assurance Society of the U.S. (1979-1992); Vice President and Co-manager of
                                  Fundamental Equities Research at Smith Barney, Harris Upham and Company
                                  (1970-1979); Engineer, Sperry Gyroscope Company (1966-1970); former governor of the
                                  Association for Investment Management and Research; former chairman of the
                                  Institute of Chartered Financial Analysts; Chartered Financial Analyst. Oversees 55
                                  portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE MANAGER BY
AND OFFICER                       VIRTUE OF HIS POSITIONS AS AN OFFICER AND DIRECTOR OF THE MANAGER, AND AS A SHARE-
                                  HOLDER OF ITS PARENT COMPANY. THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
                                  CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY
                                  SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN V.MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee (since 2005)              (since September 2000) of the Manager; President and director or trustee of other
and President and                 Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
Principal Executive               (the Manager's Partnership Holdings, Inc. (holding company subsidiary of the
Officer (since 2001)              Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
Age: 57                           (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent sub-sidiaries of the Manager) (since July 2001); President and Director of
                                  OppenheimerFunds Legacy Program (charitable trust program established by the
                                  Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                  Asset Management Corporation, Trinity Investment Management Corporation and Tremont
                                  Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                  November 1,2001) and Director (since July 2001) of Oppenheimer Real Asset
                                  Management, Inc.; Executive Vice President of


                      49 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V.MURPHY                     Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
Continued                         February 1997); Director of DLB Acquisition Corporation (holding company parent of
                                  Babson Capital Management LLC) (since June 1995); Member of the Investment Company
                                  Institute's Board of Governors (since October 3,2003); Chief Operating Officer of the Manager (September 2000-June 2001); President and Trustee of MML Series
                                  Investment Fund and MassMutual Select Funds (open-end investment companies)
                                  (November 1999-November 2001); Director of C.M.Life Insurance Company (September
                                  1999-August 2000); President, Chief Executive Officer and Director of MML Bay State
                                  Life Insurance Company (September 1999-August 2000); Director of Emerald Isle
                                  Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp)
                                  (June 1989-June 1998).Oversees 92 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
OF THE FUND                       GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                  YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                  IVES, 6803 S.TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR
                                  AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

MARK S.VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and                2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Chief Compliance Officer          Management Corporation and Shareholder Services, Inc. (since June 1983). Former
(since 2004)                      Vice President and Director of Internal Audit of the Manager (1997-February 2004).
Age: 56                           An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN W.WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal           of the following: HarbourViewAsset Management Corporation, Shareholder Financial
Financial and Accounting          Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)              Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                           Private Investments, Inc. (since March 2000), OppenheimerFunds International
                                  Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                  OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                                  2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                  Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                                  (March 1995-March 1999).An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S.PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer               Product Accounting of the Manager (November 1998-July 2002). An officer of 92
(since 2004)                      portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C.SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer               Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                      Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                           Director of Mutual Fund Operations at American Data Services, Inc. (September
                                  2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex.


                      50 | OPPENHEIMER QUEST BALANCED FUND

ROBERT G.ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002)
Secretary (since 2001)            of the Manager; General Counsel and Director of the Distributor (since December
Age: 58                           2001); General Counsel of Centennial Asset Management Corporation (since December
                                  2001); Senior Vice President and General Counsel of HarbourViewAsset Management
                                  Corporation (since December 2001); Secretary and General Counsel of OAC (since
                                  November 2001); Assistant Secretary (since September 1997) and Director (since
                                  November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                  December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                  2001); Senior Vice President, General Counsel and Director of Shareholder Financial
                                  Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                  Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI
                                  Institutional Asset Management, Inc. (since November 2001); Director of
                                  OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                  Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                  Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                  OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of
                                  92 portfolios in the OppenheimerFunds complex.

KATHLEEN T.IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary               October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                      (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                           Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                  Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                  Assistant Counsel of the Manager (August 1994-October 2003). An officer of 92 portfolios in the OppenheimerFunds complex.

LISA I.BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary               Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                      2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                           General Counsel (May 1999-December 2000) of UBS Financial Services Inc.
                                  (formerly, PaineWebber Incorporated). An officer of 92 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S.GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary               September 2004); First Vice President (2001-September 2004); Director (2000-
(since 2004)                      September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 42                           Management. An officer of 92 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      51 | OPPENHEIMER QUEST BALANCED FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND(SM)

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   11.7%
--------------------------------------------------------------------------------
Media                                                                       6.6
--------------------------------------------------------------------------------
Tobacco                                                                     5.2
--------------------------------------------------------------------------------
Oil & Gas                                                                   3.5
--------------------------------------------------------------------------------
Diversified Financial Services                                              3.4
--------------------------------------------------------------------------------
Insurance                                                                   3.3
--------------------------------------------------------------------------------
Aerospace & Defense                                                         3.3
--------------------------------------------------------------------------------
Capital Markets                                                             3.3
--------------------------------------------------------------------------------
Biotechnology                                                               2.9
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                                         4.4%
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.3
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          3.9
--------------------------------------------------------------------------------
UBS AG                                                                      2.6
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A                                              2.5
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C                                              2.5
--------------------------------------------------------------------------------
AES Corp. (The)                                                             2.2
--------------------------------------------------------------------------------
Siemens AG, Sponsored ADR                                                   2.2
--------------------------------------------------------------------------------
Bank of America Corp.                                                       1.9
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                 1.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                  7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                   Stocks                            69.6%
                   Cash Equivalents                  29.4
                   Bonds and Notes                    1.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------


                  8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Quest Opportunity Value Fund's Class A shares (without sales charge) generated a total return of 7.00% for the 12 months ended October 31, 2006. At the beginning of the period, we had invested approximately 64% of assets in stocks and complemented this position with fixed-income investments and alternative investment strategies. At the end of the period, approximately 70% of assets were invested in stocks. The stock portfolio generated double-digit total returns but underperformed the S&P 500 Index which generated a one-year total return of 16.33%. The underperformance was partially offset by the bond portfolio, which added value by outperforming the Lehman Brothers Aggregate Bond Index, and by short positions that were net contributors to performance. The broad bond market was very volatile but, largely due to a rally in the final weeks, posted a 12-month total return of 5.19%, as measured by the Lehman Brothers Aggregate Bond Index. As this is a blended portfolio, we also measure performance using a 60% stocks/40% bonds blend of these indexes, which returned 11.80% during the period.

      Entering the reporting period, we had a cautiously optimistic outlook for stocks and a bearish outlook for bonds. In keeping with the latter viewpoint, we positioned the Fund's fixed-income allocation defensively. Investing exclusively in money market instruments, we limited the portfolio's sensitivity to rising interest rates. We also added continually to current income, since individual securities matured more frequently and the proceeds could be reinvested in newer, higher-yielding securities.

      As for the stock portfolio, our investment approach seeks to add value primarily from selection of individual stocks with potential for multiyear earnings growth. Generally speaking, we over- or underweight market sectors or capitalization segments only when we have strong convictions about their potential to over- or underperform. Even then, such shifts are limited. During this period, we reduced the Fund's exposure to energy stocks, which appeared overvalued, and increased the overall exposure to large-company stocks, which tend to fare better than small-company stocks in a slowing economic environment.

      Adding more large-caps increased the Fund's exposure to the risks of that particular market segment. To balance that additional exposure, we shorted the Fidelity NASDAQ(R) Composite Index, a "market basket" replicating the overall NASDAQ large-cap stocks. Shorting, which creates the risk of unlimited loss and is considered speculative, involves selling securities that the Fund does not own and borrowing the same securities from a third party for delivery to the buyer. If the price of the securities later declines, we may be


                  9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

able to buy back shares for less than the buyer paid us originally. Those shares are then given to the third party, to replace the shares we borrowed, and the Fund keeps the profit. By timing our shorts carefully, we were able to generate gains that helped to offset downturns in two of the Fund's largest holdings:
Cendant Corp. and Take-Two Interactive Software, Inc.

      We purchased Cendant, a conglomerate of real estate, travel, hospitality and vehicle rental companies, in the belief that the breakup of the company into separate entities, slated to occur in mid-2006, would benefit shareholders. The spinoffs, however, were not beneficial. The four smaller companies were not as attractive to investors, analyst interest waned, and the stock prices declined. We have since exited our position.

      Take-Two was highly volatile this year and, ultimately, a detractor from results. Nevertheless, we consider this designer and manufacturer of video game software (e.g., the Grand Theft Auto series) the portfolio's most outstanding growth opportunity. During the reporting period, the stock suffered from a lull in the video-game industry cycle, a common occurrence while the designers of game hardware (e.g., Sony's PlayStation) finish development of their next-generation products. We view Take-Two's products, development talent and studios as very impressive and think it is uniquely positioned to capture market share from its competitors once its industry moves to the next phase. We used the stock's weakness this year as an opportunity to buy at very attractive prices.

      These losses were more than offset by strongly positive results for a variety of other holdings. Chief among them were UBS AG and Orbital Sciences Corp. As the world's leading wealth manager, UBS has a steady, growing stream of recurring fee-based income that is not highly sensitive to interest rate movements. That, in turn, fosters consistency in earnings. We find such predictability, plus a stock price that is more reasonable than those of other asset and wealth managers, an attractive combination.

      Predictability is a key reason we invested in Orbital Sciences as well. Orbital designs, builds and launches commercial satellites, and operates in the missile defense industry. It manages both businesses efficiently. Furthermore, each business involves long lead times on product development and order fulfillment, so the company's future income is easily foreseeable.

      Other strong contributors included AES Corp., an unregulated utilities company; pharmaceuticals maker Pfizer, Inc.; software giant Microsoft Corp.; and Cisco Systems, Inc., a leading provider of routing and switching equipment and Internet-based networking technologies.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from


                  10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Opportunity Value Fund(SM) (Class A)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer
                            Quest Opportunity
                             Value Fund(SM)
                                (Class A)                    S&P 500 Index
                            -----------------                -------------
   10/31/1996                    $ 9,425                        $10,000
   01/31/1997                    $10,324                        $11,200
   04/30/1997                    $10,220                        $11,471
   07/31/1997                    $11,837                        $13,725
   10/31/1997                    $11,561                        $13,210
   01/31/1998                    $11,936                        $14,213
   04/30/1998                    $13,158                        $16,182
   07/31/1998                    $12,631                        $16,375
   10/31/1998                    $12,235                        $16,118
   01/31/1999                    $12,714                        $18,834
   04/30/1999                    $14,145                        $19,714
   07/31/1999                    $13,771                        $19,683
   10/31/1999                    $14,231                        $20,254
   01/31/2000                    $13,754                        $20,782
   04/30/2000                    $13,791                        $21,709
   07/31/2000                    $13,364                        $21,447
   10/31/2000                    $14,631                        $21,485
   01/31/2001                    $15,336                        $20,595
   04/30/2001                    $15,559                        $18,894
   07/31/2001                    $15,486                        $18,376
   10/31/2001                    $14,223                        $16,138
   01/31/2002                    $14,469                        $17,272
   04/30/2002                    $14,216                        $16,511
   07/31/2002                    $12,693                        $14,036
   10/31/2002                    $12,146                        $13,701
   01/31/2003                    $11,879                        $13,298
   04/30/2003                    $12,310                        $14,314
   07/31/2003                    $13,151                        $15,529
   10/31/2003                    $13,931                        $16,549
   01/31/2004                    $14,980                        $17,892
   04/30/2004                    $14,505                        $17,587
   07/31/2004                    $14,771                        $17,573
   10/31/2004                    $15,087                        $18,107
   01/31/2005                    $15,918                        $19,005
   04/30/2005                    $15,778                        $18,701
   07/31/2005                    $16,462                        $20,041
   10/31/2005                    $16,263                        $19,685
   01/31/2006                    $16,708                        $20,977
   04/30/2006                    $16,840                        $21,581
   07/31/2006                    $16,379                        $21,118
   10/31/2006                    $17,400                        $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-YEAR  0.84%   5-YEAR  2.89%   10-YEAR  5.69%


                  12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Opportunity Value Fund(SM) (Class B)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer
                            Quest Opportunity
                             Value Fund(SM)
                                (Class B)                    S&P 500 Index
                            -----------------                -------------
   10/31/1996                    $10,000                        $10,000
   01/31/1997                    $10,941                        $11,200
   04/30/1997                    $10,819                        $11,471
   07/31/1997                    $12,511                        $13,725
   10/31/1997                    $12,205                        $13,210
   01/31/1998                    $12,589                        $14,213
   04/30/1998                    $13,860                        $16,182
   07/31/1998                    $13,285                        $16,375
   10/31/1998                    $12,851                        $16,118
   01/31/1999                    $13,341                        $18,834
   04/30/1999                    $14,825                        $19,714
   07/31/1999                    $14,411                        $19,683
   10/31/1999                    $14,870                        $20,254
   01/31/2000                    $14,352                        $20,782
   04/30/2000                    $14,369                        $21,709
   07/31/2000                    $13,904                        $21,447
   10/31/2000                    $15,202                        $21,485
   01/31/2001                    $15,905                        $20,595
   04/30/2001                    $16,116                        $18,894
   07/31/2001                    $16,015                        $18,376
   10/31/2001                    $14,684                        $16,138
   01/31/2002                    $14,916                        $17,272
   04/30/2002                    $14,627                        $16,511
   07/31/2002                    $13,042                        $14,036
   10/31/2002                    $12,464                        $13,701
   01/31/2003                    $12,189                        $13,298
   04/30/2003                    $12,633                        $14,314
   07/31/2003                    $13,495                        $15,529
   10/31/2003                    $14,296                        $16,549
   01/31/2004                    $15,372                        $17,892
   04/30/2004                    $14,885                        $17,587
   07/31/2004                    $15,157                        $17,573
   10/31/2004                    $15,482                        $18,107
   01/31/2005                    $16,335                        $19,005
   04/30/2005                    $16,191                        $18,701
   07/31/2005                    $16,893                        $20,041
   10/31/2005                    $16,688                        $19,685
   01/31/2006                    $17,145                        $20,977
   04/30/2006                    $17,281                        $21,581
   07/31/2006                    $16,807                        $21,118
   10/31/2006                    $17,856                        $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-YEAR  1.61%   5-YEAR  3.01%   10-YEAR  5.97%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Opportunity Value Fund(SM) (Class C)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer
                            Quest Opportunity
                             Value Fund(SM)
                                (Class C)                    S&P 500 Index
                            -----------------                -------------
   10/31/1996                    $10,000                        $10,000
   01/31/1997                    $10,943                        $11,200
   04/30/1997                    $10,817                        $11,471
   07/31/1997                    $12,512                        $13,725
   10/31/1997                    $12,205                        $13,210
   01/31/1998                    $12,588                        $14,213
   04/30/1998                    $13,860                        $16,182
   07/31/1998                    $13,285                        $16,375
   10/31/1998                    $12,850                        $16,118
   01/31/1999                    $13,339                        $18,834
   04/30/1999                    $14,824                        $19,714
   07/31/1999                    $14,414                        $19,683
   10/31/1999                    $14,873                        $20,254
   01/31/2000                    $14,354                        $20,782
   04/30/2000                    $14,376                        $21,709
   07/31/2000                    $13,914                        $21,447
   10/31/2000                    $15,209                        $21,485
   01/31/2001                    $15,918                        $20,595
   04/30/2001                    $16,125                        $18,894
   07/31/2001                    $16,024                        $18,376
   10/31/2001                    $14,696                        $16,138
   01/31/2002                    $14,927                        $17,272
   04/30/2002                    $14,642                        $16,511
   07/31/2002                    $13,054                        $14,036
   10/31/2002                    $12,469                        $13,701
   01/31/2003                    $12,173                        $13,298
   04/30/2003                    $12,595                        $14,314
   07/31/2003                    $13,429                        $15,529
   10/31/2003                    $14,199                        $16,549
   01/31/2004                    $15,242                        $17,892
   04/30/2004                    $14,733                        $17,587
   07/31/2004                    $14,970                        $17,573
   10/31/2004                    $15,261                        $18,107
   01/31/2005                    $16,079                        $19,005
   04/30/2005                    $15,907                        $18,701
   07/31/2005                    $16,557                        $20,041
   10/31/2005                    $16,328                        $19,685
   01/31/2006                    $16,745                        $20,977
   04/30/2006                    $16,847                        $21,581
   07/31/2006                    $16,355                        $21,118
   10/31/2006                    $17,345                        $22,899

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-YEAR  5.31%   5-YEAR  3.37%   10-YEAR  5.66%


                  14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Opportunity Value Fund(SM) (Class N)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer
                            Quest Opportunity
                             Value Fund(SM)
                                (Class N)                    S&P 500 Index
                            -----------------                -------------
   03/01/2001                    $10,000                        $10,000
   04/30/2001                    $10,221                        $10,094
   07/31/2001                    $10,170                        $ 9,817
   10/31/2001                    $ 9,337                        $ 8,621
   01/31/2002                    $ 9,496                        $ 9,227
   04/30/2002                    $ 9,326                        $ 8,821
   07/31/2002                    $ 8,327                        $ 7,499
   10/31/2002                    $ 7,957                        $ 7,320
   01/31/2003                    $ 7,772                        $ 7,104
   04/30/2003                    $ 8,054                        $ 7,647
   07/31/2003                    $ 8,599                        $ 8,296
   10/31/2003                    $ 9,102                        $ 8,841
   01/31/2004                    $ 9,779                        $ 9,559
   04/30/2004                    $ 9,461                        $ 9,396
   07/31/2004                    $ 9,623                        $ 9,388
   10/31/2004                    $ 9,819                        $ 9,674
   01/31/2005                    $10,351                        $10,154
   04/30/2005                    $10,250                        $ 9,991
   07/31/2005                    $10,683                        $10,707
   10/31/2005                    $10,545                        $10,517
   01/31/2006                    $10,825                        $11,207
   04/30/2006                    $10,901                        $11,530
   07/31/2006                    $10,594                        $11,282
   10/31/2006                    $11,246                        $12,234

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-YEAR  5.72%   5-YEAR  3.79%   SINCE INCEPTION (3/1/01)  2.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                  15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest Opportunity Value Fund(SM) (Class Y)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer
                            Quest Opportunity
                             Value Fund(SM)
                                (Class Y)                    S&P 500 Index
                            -----------------                -------------
   12/16/1996                    $10,000                        $10,000
   01/31/1997                    $10,635                        $10,624
   04/30/1997                    $10,531                        $10,881
   07/31/1997                    $12,215                        $13,019
   10/31/1997                    $11,951                        $12,531
   01/31/1998                    $12,353                        $13,482
   04/30/1998                    $13,636                        $15,349
   07/31/1998                    $13,109                        $15,532
   10/31/1998                    $12,713                        $15,289
   01/31/1999                    $13,216                        $17,866
   04/30/1999                    $14,712                        $18,700
   07/31/1999                    $14,343                        $18,670
   10/31/1999                    $14,841                        $19,212
   01/31/2000                    $14,361                        $19,713
   04/30/2000                    $14,408                        $20,593
   07/31/2000                    $13,985                        $20,344
   10/31/2000                    $15,331                        $20,380
   01/31/2001                    $16,080                        $19,536
   04/30/2001                    $16,332                        $17,923
   07/31/2001                    $16,261                        $17,431
   10/31/2001                    $14,951                        $15,308
   01/31/2002                    $15,225                        $16,383
   04/30/2002                    $14,965                        $15,661
   07/31/2002                    $13,377                        $13,314
   10/31/2002                    $12,807                        $12,997
   01/31/2003                    $12,538                        $12,614
   04/30/2003                    $12,997                        $13,578
   07/31/2003                    $13,892                        $14,730
   10/31/2003                    $14,724                        $15,698
   01/31/2004                    $15,835                        $16,972
   04/30/2004                    $15,340                        $16,683
   07/31/2004                    $15,624                        $16,669
   10/31/2004                    $15,963                        $17,176
   01/31/2005                    $16,852                        $18,028
   04/30/2005                    $16,710                        $17,739
   07/31/2005                    $17,438                        $19,010
   10/31/2005                    $17,237                        $18,673
   01/31/2006                    $17,717                        $19,898
   04/30/2006                    $17,863                        $20,472
   07/31/2006                    $17,387                        $20,032
   10/31/2006                    $18,479                        $21,721

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/06

1-YEAR  7.21%   5-YEAR  4.33%   SINCE INCEPTION (12/16/96)  6.42%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                  16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95, and assumed responsibility for the Fund's portfolio stock selection on 1/1/05. The Fund's subadvisor prior to 1/1/05 was OpCap Advisors, which was the fund's advisor prior to 11/22/95.

CLASS A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.


                  17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
--------------------------------------------------------------------------------

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                              BEGINNING        ENDING          EXPENSES
                              ACCOUNT          ACCOUNT         PAID DURING
                              VALUE            VALUE           6 MONTHS ENDED
                              (5/1/06)         (10/31/06)      OCTOBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,033.20       $ 7.35
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,018.00         7.30
--------------------------------------------------------------------------------
Class B Actual                 1,000.00         1,029.90        11.01
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,014.42        10.92
--------------------------------------------------------------------------------
Class C Actual                 1,000.00         1,029.60        11.21
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,014.22        11.13
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,031.60         9.21
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,016.18         9.14
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,034.50         6.53
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,018.80         6.48

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended October 31, 2006 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        1.43%
------------------------
Class B        2.14
------------------------
Class C        2.18
------------------------
Class N        1.79
------------------------
Class Y        1.27

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                  20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--72.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.2%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Hilton Hotels Corp.                                    187,700   $    5,428,284
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide,
Inc.                                                   153,200        9,152,168
--------------------------------------------------------------------------------
Wyndham Worldwide
Corp. 1                                                447,240       13,193,580
                                                                 ---------------
                                                                     27,774,032

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.7%
Liberty Media Holding
Corp.-Interactive,
Series A 1                                           1,153,750       25,463,263
--------------------------------------------------------------------------------
MEDIA--6.6%
Liberty Global, Inc.,
Series A 1                                           1,435,422       37,665,473
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                           1,473,428       37,469,274
--------------------------------------------------------------------------------
Liberty Media
Holding Corp.-Capital,
Series A 1                                             255,610       22,764,627
                                                                 ---------------
                                                                     97,899,374

--------------------------------------------------------------------------------
CONSUMER STAPLES--8.5%
--------------------------------------------------------------------------------
BEVERAGES--1.4%
Constellation Brands,
Inc., Cl. A 1                                          322,500        8,865,525
--------------------------------------------------------------------------------
Diageo plc, Sponsored
ADR                                                    163,600       12,183,292
                                                                 ---------------
                                                                     21,048,817

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.9%
ConAgra Foods, Inc.                                    259,400        6,783,310
--------------------------------------------------------------------------------
Nestle SA                                               64,931       22,182,127
                                                                 ---------------
                                                                     28,965,437

--------------------------------------------------------------------------------
TOBACCO--5.2%
Altria Group, Inc.                                     714,000       58,069,620
--------------------------------------------------------------------------------
Loews Corp./Carolina
Group                                                  326,400       18,872,448
                                                                 ---------------
                                                                     76,942,068

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY--3.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Halliburton Co.                                        198,000   $    6,405,300
--------------------------------------------------------------------------------
OIL & GAS--3.5%
BP plc, ADR                                            340,400       22,840,840
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      263,800       18,840,596
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                     56,500        5,938,150
--------------------------------------------------------------------------------
Petroleo Brasileiro
SA, ADR                                                 51,100        4,535,636
                                                                 ---------------
                                                                     52,155,222

--------------------------------------------------------------------------------
FINANCIALS--14.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.3%
E*TRADE Financial
Corp. 1                                                401,200        9,339,936
--------------------------------------------------------------------------------
UBS AG                                                 658,112       39,305,270
                                                                 ---------------
                                                                     48,645,206

--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.8%
Wachovia Corp.                                         477,400       26,495,700
--------------------------------------------------------------------------------
CONSUMER FINANCE--1.8%
Capital One Financial
Corp.                                                  337,900       26,805,607
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.4%
Bank of America Corp.                                  521,400       28,087,818
--------------------------------------------------------------------------------
Groupe Bruxelles
Lambert SA                                             200,000       22,016,311
                                                                 ---------------
                                                                     50,104,129

--------------------------------------------------------------------------------
INSURANCE--3.3%
Everest Re Group Ltd.                                  159,200       15,789,456
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                        563,000       12,554,900
--------------------------------------------------------------------------------
Fidelity National
Title Group, Inc., Cl. A                               126,373        2,781,470
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A                                            247,000        8,259,680
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                          337,300       10,071,778
                                                                 ---------------
                                                                     49,457,284

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Freddie Mac                                            127,500        8,796,225


                  21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE--7.3%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%
Amgen, Inc. 1,2                                        146,300   $   11,105,633
--------------------------------------------------------------------------------
Human Genome
Sciences, Inc. 1                                       483,600        6,456,060
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                      476,000       15,251,040
--------------------------------------------------------------------------------
Vanda
Pharmaceuticals, Inc. 1                                749,440        9,772,698
                                                                 ---------------
                                                                     42,585,431

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
Boston Scientific
Corp. 1                                                471,800        7,506,338
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.1%
WellPoint, Inc. 1                                      216,000       16,485,120
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.8%
Medicines Co. (The) 1                                  261,600        6,791,136
--------------------------------------------------------------------------------
Pfizer, Inc.                                           541,700       14,436,305
--------------------------------------------------------------------------------
Sanofi-Aventis SA,
ADR                                                    477,500       20,384,475
                                                                 ---------------
                                                                     41,611,916

--------------------------------------------------------------------------------
INDUSTRIALS--5.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.3%
Empresa Brasileira de
Aeronautica SA, ADR 3                                  180,500        7,514,215
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                               945,200       17,164,832
--------------------------------------------------------------------------------
United Technologies
Corp.                                                  372,600       24,487,272
                                                                 ---------------
                                                                     49,166,319

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.2%
Siemens AG,
Sponsored ADR                                          356,800       32,044,208
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--17.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.1%
Cisco Systems, Inc. 1                                  738,800       17,827,244
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                               577,500        9,944,550
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         111,500        4,057,485
                                                                 ---------------
                                                                     31,829,279

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.4%
Hutchinson
Technology, Inc. 1                                     334,500   $    7,743,675
--------------------------------------------------------------------------------
International Business
Machines Corp.                                         142,800       13,184,724
                                                                 ---------------
                                                                     20,928,399

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.2%
eBay, Inc. 1                                           419,900       13,491,387
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                         146,400        3,856,176
                                                                 ---------------
                                                                     17,347,563

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
Texas Instruments, Inc.                                444,500       13,415,010
--------------------------------------------------------------------------------
SOFTWARE--11.7%
Compuware Corp. 1                                    1,200,300        9,650,412
--------------------------------------------------------------------------------
Microsoft Corp.                                      2,223,200       63,828,072
--------------------------------------------------------------------------------
Novell, Inc. 1                                       2,036,300       12,217,800
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                       982,300       22,111,573
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1,3,4                                 4,722,550       66,068,475
                                                                 ---------------
                                                                    173,876,332

--------------------------------------------------------------------------------
MATERIALS--0.6%
--------------------------------------------------------------------------------
METALS & MINING--0.6%
Companhia Vale do
Rio Doce, Sponsored
ADR                                                    423,400        9,196,248
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
IDT Corp., Cl. B 1                                   1,312,055       17,043,594
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Sprint Nextel Corp.                                    461,100        8,617,959
--------------------------------------------------------------------------------
UTILITIES--3.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Reliant Energy, Inc. 1                               1,106,800       14,034,224
--------------------------------------------------------------------------------
ENERGY TRADERS--2.2%
AES Corp. (The) 1                                    1,479,000       32,523,210
                                                                 ---------------
Total Common Stocks
(Cost $987,250,002)                                               1,075,168,814


                  22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
MONEY MARKET FUND--27.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E, 5.23% 4,5,9
(Cost $411,573,319)                                411,573,319   $  411,573,319

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--1.0%
--------------------------------------------------------------------------------
Fhu-Jin Ltd.
Catastrophe Linked
Nts., Cl. B, 9.368%,
8/10/11 6,7                                     $    3,000,000        3,024,900
--------------------------------------------------------------------------------
Successor Cal Quake
Parametric Ltd.
Catastrophe Linked Nts.:
Cl. A-I, 10.64%,
6/6/08 6,7                                           3,000,000        2,968,800
Cl. A-I, 12.64%,
6/6/08 6,7                                           3,000,000        3,019,350
--------------------------------------------------------------------------------
Successor Hurricane
Modeled Ltd.
Catastrophe Linked
Nts., Cl. B-I, 16.04%,
12/6/07 6,7                                          3,000,000        3,088,800
--------------------------------------------------------------------------------
Successor Japan
Quake Ltd.,
Catastrophe Linked
Nts., Series A-I, 9.64%,
6/6/08 6,7                                           3,000,000        3,018,750
                                                                 ---------------
Total Structured Notes
(Cost $15,000,000)                                                   15,120,600

                                                                          VALUE
                                                                     SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments,
at Value (excluding
Investments Purchased
with Cash Collateral
from Securities Loaned)
(Cost $1,413,823,321)                                            $1,501,862,733

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED 8
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.7%
Undivided interest of 1.16% in joint repurchase
agreement (Principal Amount/Value $3,450,000,000,
with a maturity value of $3,450,510,792) with
Nomura Securities, 5.33%, dated 10/31/06,
to be repurchased at $40,080,461 on
11/1/06, collateralized by U.S. Agency
Mortgages, 0.00%-7.439%,
3/15/14-6/25/43, with
a value of
$3,519,000,000                                  $   40,074,528       40,074,528
--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.1%
Natexis Banques
Populaires NY, 5.34%,
11/1/06                                              2,000,000        2,000,000
                                                                 ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $42,074,528)                                            42,074,528

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $1,455,897,849)                                    103.8%   1,543,937,261
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                           (3.8)     (57,069,717)
                                                --------------------------------
NET ASSETS                                               100.0%  $1,486,867,544
                                                ================================


                  23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                             CONTRACTS      EXPIRATION        EXERCISE         PREMIUM            VALUE
                       SUBJECT TO CALL            DATE           PRICE        RECEIVED       SEE NOTE 5
--------------------------------------------------------------------------------------------------------
 Amgen, Inc.                       265         4/23/07             $75        $139,253         $148,400

3. Partial or fully-loaned security. See Note 9 of accompanying Notes.

4. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                SHARES                                            SHARES
                                           OCTOBER 31,           GROSS           GROSS       OCTOBER 31,
                                                  2005       ADDITIONS      REDUCTIONS              2006
--------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.23%*                    --     489,723,396      78,150,077       411,573,319
Take-Two Interactive Software, Inc.          3,996,250         726,300              --         4,722,550

                                                                                 VALUE          DIVIDEND
                                                                            SEE NOTE 1            INCOME
--------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.23%*                                        $  411,573,319      $  1,574,622
Take-Two Interactive Software, Inc.                                         66,068,475                --
                                                                        --------------------------------
                                                                        $  477,641,794      $  1,574,622
                                                                        ================================

* The money market fund and the Fund are affiliated by having the same investment advisor.

5. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

6. Illiquid security. The aggregate value of illiquid securities as of October 31, 2006 was $15,120,600, which represents 1.02% of the Fund's net assets. See
Note 8 of accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

9. Rate shown is the 7-day yield as of October 31, 2006.


                  24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                          SHARES            VALUE
                                                                      SOLD SHORT       SEE NOTE 1
--------------------------------------------------------------------------------------------------
COMMON STOCK SECURITIES SOLD SHORT--(14.2)% 1
--------------------------------------------------------------------------------------------------
Alcon, Inc.                                                              (37,660)   $  (3,994,973)
--------------------------------------------------------------------------------------------------
Arkema 2                                                                  (3,190)        (155,732)
--------------------------------------------------------------------------------------------------
Fidelity NASDAQ Composite Index-Tracking                              (1,403,600)    (130,492,692)
--------------------------------------------------------------------------------------------------
Fidelity National Information Services, Inc.                            (316,500)     (13,156,905)
--------------------------------------------------------------------------------------------------
Imerys SA                                                                (22,760)      (1,966,602)
--------------------------------------------------------------------------------------------------
Lafarge SA                                                               (19,460)      (2,615,331)
--------------------------------------------------------------------------------------------------
Nasdaq-100 Unit Investment Trust                                      (1,043,100)     (44,415,198)
--------------------------------------------------------------------------------------------------
Suez SA                                                                 (124,960)      (5,591,629)
--------------------------------------------------------------------------------------------------
Total SA                                                                (127,600)      (8,683,378)
                                                                                    --------------
TOTAL COMMON STOCK SECURITIES SOLD SHORT (PROCEEDS $197,269,073)                    $(211,072,440)
                                                                                    ==============

1. Collateral on short sales was segregated by the Fund in the amount of $368,633,358, which represented 174.64% of the market value of securities sold short. See Note 1 of accompanying Notes.

2. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $942,360,042)                                                         $1,066,295,467
Affiliated companies (cost $513,537,807)                                                              477,641,794
                                                                                                   --------------
                                                                                                    1,543,937,261
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                    1,403,932
-----------------------------------------------------------------------------------------------------------------
Deposits with broker for securities sold short                                                        207,864,259
-----------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                               1,593,022
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                        5,852,027
Interest and dividends                                                                                  2,968,896
Other                                                                                                      81,522
                                                                                                   --------------
Total assets                                                                                        1,763,700,919

-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $197,269,073)--see accompanying statement
of investments                                                                                        211,072,440
-----------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $139,253)--see accompanying statement
of investments                                                                                            148,400
-----------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                             42,074,528
-----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                              14,880,301
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                   4,688,348
Shares of beneficial interest redeemed                                                                  2,950,108
Distribution and service plan fees                                                                        310,348
Transfer and shareholder servicing agent fees                                                             297,962
Trustees' compensation                                                                                    226,508
Shareholder communications                                                                                137,758
Other                                                                                                      46,674
                                                                                                   --------------
Total liabilities                                                                                     276,833,375

-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $1,486,867,544
                                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $      497,422
-----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          1,355,033,037
-----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                      13,431,756
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                         56,957,754
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                      60,947,575
                                                                                                   --------------
NET ASSETS                                                                                         $1,486,867,544
                                                                                                   ==============


                  26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,146,502,587 and
38,026,444 shares of beneficial interest outstanding)                                              $        30.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)    $        31.99
-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $159,147,320
and 5,493,605 shares of beneficial interest outstanding)                                           $        28.97
-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $141,980,764 and 4,911,865 shares of
beneficial interest outstanding)                                                                   $        28.91
-----------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,431,052
and 722,149 shares of beneficial interest outstanding)                                             $        29.68
-----------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $17,805,821 and 588,088 shares of beneficial interest outstanding)                              $        30.28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                         $   21,984,426
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding
taxes of $423,808)                                                   14,946,917
Affiliated companies                                                  1,574,622
--------------------------------------------------------------------------------
Portfolio lending fees                                                4,325,080
--------------------------------------------------------------------------------
Other income                                                             52,881
                                                                 ---------------
Total investment income                                              42,883,926

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      13,406,190
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               3,053,502
Class B                                                               1,786,369
Class C                                                               1,542,766
Class N                                                                 123,526
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,765,281
Class B                                                                 369,638
Class C                                                                 340,613
Class N                                                                  80,299
Class Y                                                                  73,363
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 264,974
Class B                                                                  57,469
Class C                                                                  30,859
Class N                                                                   2,420
--------------------------------------------------------------------------------
Dividends on short sales                                              1,696,616
--------------------------------------------------------------------------------
Custodian fees and expenses                                              20,624
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   104,272
                                                                 ---------------
Total expenses                                                       25,720,281
Less reduction to custodian expenses                                       (940)
Less waivers and reimbursements of expenses                             (32,704)
                                                                 ---------------
Net expenses                                                         25,686,637

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                17,197,289


                  28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments (including premiums on options exercised)            $   55,077,868
Closing and expiration of option contracts written                      158,062
Foreign currency transactions                                           249,788
Short positions                                                      16,142,453
Swap contracts                                                           29,979
                                                                 ---------------
Net realized gain                                                    71,658,150
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          39,226,340
Translation of assets and liabilities denominated in
foreign currencies                                                    2,666,329
Option contracts                                                         (9,147)
Short positions                                                     (13,557,238)
Swap contracts                                                      (13,287,279)
                                                                 ---------------
Net change in unrealized appreciation                                15,039,005

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  103,894,444
                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                     2006              2005
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $    17,197,289   $     6,952,511
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    71,658,150       261,305,597
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                15,039,005      (119,390,292)
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                103,894,444       148,867,816

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (10,046,614)       (1,598,737)
Class B                                                                                      --                --
Class C                                                                                      --                --
Class N                                                                                (100,954)               --
Class Y                                                                                (250,160)          (86,357)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            (175,983,423)      (99,583,789)
Class B                                                                             (27,064,716)      (18,611,376)
Class C                                                                             (22,974,652)      (13,238,663)
Class N                                                                              (3,378,288)       (1,849,874)
Class Y                                                                              (3,563,267)       (2,105,804)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions:
Class A                                                                            (127,453,722)      (92,065,432)
Class B                                                                             (35,046,955)      (67,412,741)
Class C                                                                             (18,827,596)      (15,626,986)
Class N                                                                              (2,203,146)         (967,139)
Class Y                                                                              (7,837,997)       (2,922,726)

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total decrease                                                                     (330,837,046)     (167,201,808)
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,817,704,590     1,984,906,398
                                                                                ----------------------------------
End of period (including accumulated net investment income
of $13,431,756 and $6,574,734, respectively)                                    $ 1,486,867,544   $ 1,817,704,590
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                       2006           2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     32.58     $    32.41     $    30.00     $    26.41    $    31.30
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .36 1          .17 1          .07 1          .14           .24
Net realized and unrealized gain (loss)                  1.67           2.27           2.41           3.71         (4.74)
                                                  ------------------------------------------------------------------------
Total from investment operations                         2.03           2.44           2.48           3.85         (4.50)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.24)          (.04)          (.07)          (.26)         (.39)
Distributions from net realized gain                    (4.22)         (2.23)            --             --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (4.46)         (2.27)          (.07)          (.26)         (.39)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     30.15     $    32.58     $    32.41     $    30.00    $    26.41
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       7.00%          7.79%          8.30%         14.70%       (14.60)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,146,503     $1,378,475     $1,459,053     $1,429,157    $1,181,014
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,238,504     $1,465,797     $1,497,594     $1,292,117    $1,300,422
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.22%          0.53%          0.23%          0.53%         0.82%
Total expenses                                           1.43% 4        1.33%          1.32%          1.44%         1.52%
Expenses after payments and waivers and
reduction to custodian expenses                          1.43%          1.28%          1.32%          1.44%         1.52%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    66%           100%            64%            63%           73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2006         1.43%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED OCTOBER 31,                       2006           2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     31.44     $    31.55     $    29.36     $    25.79    $    30.56
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .13 1         (.08) 1        (.17) 1        (.11)          .03
Net realized and unrealized gain (loss)                  1.62           2.20           2.36           3.68         (4.63)
                                                  ------------------------------------------------------------------------
Total from investment operations                         1.75           2.12           2.19           3.57         (4.60)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --             --             --             --          (.17)
Distributions from net realized gain                    (4.22)         (2.23)            --             --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (4.22)         (2.23)            --             --          (.17)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     28.97     $    31.44     $    31.55     $    29.36    $    25.79
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       6.22%          6.94%          7.46%         13.84%       (15.16)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   159,147     $  210,856     $  278,215     $  424,121    $  693,380
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   178,815     $  247,951     $  342,847     $  527,653    $  981,593
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.47%         (0.27)%        (0.54)%        (0.19)%        0.17%
Total expenses                                           2.18% 4        2.12%          2.11%          2.20%         2.17%
Expenses after payments and waivers
and reduction to custodian expenses                      2.18%          2.07%          2.11%          2.20%         2.17%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    66%           100%            64%            63%           73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2006         2.18%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS C     YEAR ENDED OCTOBER 31,                       2006           2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     31.38     $    31.48     $    29.29     $    25.77    $    30.55
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .13 1         (.07) 1        (.16) 1        (.06)          .05
Net realized and unrealized gain (loss)                  1.62           2.20           2.35           3.63         (4.65)
                                                  ------------------------------------------------------------------------
Total from investment operations                         1.75           2.13           2.19           3.57         (4.60)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --             --             --           (.05)         (.18)
Distributions from net realized gain                    (4.22)         (2.23)            --             --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (4.22)         (2.23)            --           (.05)         (.18)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     28.91     $    31.38     $    31.48     $    29.29    $    25.77
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       6.23%          6.99%          7.48%         13.88%       (15.16)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   141,981     $  174,735     $  190,426     $  205,336    $  203,490
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   154,404     $  187,520     $  203,073     $  198,226    $  245,055
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.47%         (0.22)%        (0.51)%        (0.19)%        0.18%
Total expenses                                           2.18% 4        2.08%          2.06%          2.17%         2.16%
Expenses after payments and waiver and
reduction to custodian expenses                          2.18%          2.02%          2.06%          2.17%         2.16%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    66%           100%            64%            63%           73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2006         2.18%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED OCTOBER 31,                       2006           2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     32.12     $    32.06     $    29.72     $    26.21    $    31.26
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .25 1          .05 1         (.05) 1         .09           .49
Net realized and unrealized gain (loss)                  1.66           2.24           2.39           3.65         (5.02)
                                                  ------------------------------------------------------------------------
Total from investment operations                         1.91           2.29           2.34           3.74         (4.53)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.13)            --             -- 2         (.23)         (.52)
Distributions from net realized gain                    (4.22)         (2.23)            --             --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (4.35)         (2.23)            --           (.23)         (.52)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     29.68     $    32.12     $    32.06     $    29.72    $    26.21
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       6.64%          7.39%          7.89%         14.39%       (14.78)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    21,431     $   25,539     $   26,382     $   19,538    $   14,843
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    24,755     $   27,162     $   23,702     $   17,677    $   10,295
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.87%          0.17%         (0.15)%         0.23%         0.55%
Total expenses                                           1.77% 5        1.69%          1.73%          2.14%         1.76%
Expenses after payments and waivers
and reduction to custodian expenses                      1.77%          1.64%          1.69%          1.73%         1.76%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    66%           100%            64%            63%           73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2006         1.77%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS Y     YEAR ENDED OCTOBER 31,                       2006           2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     32.70     $    32.52     $    30.11     $    26.53    $    31.40
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .41 1          .22 1          .12 1          .20           .56
Net realized and unrealized gain (loss)                  1.69           2.28           2.41           3.72         (4.99)
                                                  ------------------------------------------------------------------------
Total from investment operations                         2.10           2.50           2.53           3.92         (4.43)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.30)          (.09)          (.12)          (.34)         (.44)
Distributions from net realized gain                    (4.22)         (2.23)            --             --            --
                                                  ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (4.52)         (2.32)          (.12)          (.34)         (.44)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     30.28     $    32.70     $    32.52     $    30.11    $    26.53
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       7.21%          7.98%          8.42%         14.97%       (14.34)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    17,806     $   28,100     $   30,831     $   30,124    $   24,458
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    23,687     $   29,815     $   30,649     $   27,078    $   28,726
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.39%          0.69%          0.38%          0.74%         1.17%
Total expenses                                           1.24% 4        1.17%          1.16%          1.33%         1.34%
Expenses after payments and waivers and
reduction to custodian expenses                          1.23%          1.12%          1.16%          1.23%         1.23%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    66%           100%            64%            63%           73%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended October 31, 2006         1.24%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily


                  36 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund records the proceeds as a deposit with the broker in its Statement of Assets and Liabilities. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually


                  37 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. Included in the net earnings received from IMMF is a 0.10% management fee paid to the Manager by IMMF. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                  38 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED   OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                LOSS  FOR FEDERAL INCOME
      INCOME                    GAIN  CARRYFORWARD 1,2,3        TAX PURPOSES
      ----------------------------------------------------------------------
      $   35,079,381   $  38,351,049      $      169,405      $   58,309,818

1. The Fund had $169,405 of straddle losses which were deferred.

2. During the fiscal year ended October 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended October 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                         INCREASE TO          REDUCTION TO
                                         ACCUMULATED       ACCUMULATED NET
         INCREASE TO                  NET INVESTMENT         REALIZED GAIN
         PAID-IN CAPITAL                      INCOME      ON INVESTMENTS 4
         -----------------------------------------------------------------
         $    10,247,991                  $   57,461        $   10,305,452

4. $10,247,991, including $6,585,161 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                          YEAR ENDED            YEAR ENDED
                                    OCTOBER 31, 2006      OCTOBER 31, 2005
         -----------------------------------------------------------------
         Distributions paid from:
         Ordinary income              $   73,736,564        $    1,685,094
         Long-term capital gain          169,625,510           135,389,506
                                      ------------------------------------
         Total                        $  243,362,074        $  137,074,600
                                      ====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments,


                  39 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities            $1,458,535,400
       Federal tax cost of other investments       (197,408,120)
                                                 ---------------
       Total federal tax cost                    $1,261,127,280
                                                 ===============
       Gross unrealized appreciation             $  145,742,863
       Gross unrealized depreciation                (87,433,045)
                                                 ---------------
       Net unrealized appreciation               $   58,309,818
                                                 ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2006, the Fund's projected benefit obligations were decreased by $89,482 and payments of $13,908 were made to retired trustees, resulting in an accumulated liability of $216,630 as of October 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed


                  40 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED OCTOBER 31, 2006      YEAR ENDED OCTOBER 31, 2005
                                 SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                          3,156,644   $   92,608,542        4,917,724   $ 159,915,739
Dividends and/or
distributions reinvested      6,108,760      174,466,185        3,053,572      95,576,808
Redeemed                    (13,548,536)    (394,528,449)     (10,683,874)   (347,557,979)
                            --------------------------------------------------------------
Net decrease                 (4,283,132)  $ (127,453,722)      (2,712,578)  $ (92,065,432)
                            ==============================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                            623,703   $   17,563,977          773,625   $  24,343,742
Dividends and/or
distributions reinvested        939,523       25,949,614          576,702      17,549,037
Redeemed                     (2,775,477)     (78,560,546)      (3,462,406)   (109,305,520)
                            --------------------------------------------------------------
Net decrease                 (1,212,251)  $  (35,046,955)      (2,112,079)  $ (67,412,741)
                            ==============================================================


                  41 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                             YEAR ENDED OCTOBER 31, 2006      YEAR ENDED OCTOBER 31, 2005
                                 SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS C
Sold                            397,470   $   11,161,293          523,791   $  16,441,896
Dividends and/or
distributions reinvested        760,831       20,976,105          396,787      12,046,450
Redeemed                     (1,813,917)     (50,964,994)      (1,401,470)    (44,115,332)
                            --------------------------------------------------------------
Net decrease                   (655,616)  $  (18,827,596)        (480,892)  $ (15,626,986)
                            ==============================================================

------------------------------------------------------------------------------------------
CLASS N

Sold                            187,209   $    5,389,710          221,277   $   7,121,994
Dividends and/or
distributions reinvested        122,955        3,467,323           59,403       1,839,109
Redeemed                       (383,112)     (11,060,179)        (308,571)     (9,928,242)
                            --------------------------------------------------------------
Net decrease                    (72,948)  $   (2,203,146)         (27,891)  $    (967,139)
                            ==============================================================

------------------------------------------------------------------------------------------
CLASS Y

Sold                            181,884   $    5,332,127          225,432   $   7,354,369
Dividends and/or
distributions reinvested        133,197        3,813,427           69,881       2,192,161
Redeemed                       (586,333)     (16,983,551)        (383,956)    (12,469,256)
                            --------------------------------------------------------------
Net decrease                   (271,252)  $   (7,837,997)         (88,643)  $  (2,922,726)
                            ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2006, were as follows:

                                         PURCHASES           SALES
------------------------------------------------------------------
Investment securities              $ 1,192,352,823   $ 794,643,076

U.S. government and government
agency obligations                              --      57,000,000

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                    FEE SCHEDULE
                    ----------------------------------------
                    Up to $1.0 billion                 0.85%
                    Next $500 million                  0.80
                    Next $500 million                  0.75
                    Next $500 million                  0.70
                    Next $500 million                  0.65
                    Next $500 million                  0.60
                    Next $500 million                  0.55
                    Over $4.0 billion                  0.50


                  42 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2006, the Fund paid $3,697,690 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class C and Class N shares were $7,558,248 and $613,289, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the


                  43 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B        CLASS C         CLASS N
                          CLASS A      CONTINGENT      CONTINGENT     CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED       DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY    RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
October 31, 2006      $   226,263     $    20,287     $   388,997    $     7,769     $     4,258

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2006, OFS waived $1,578 for Class Y shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2006, the Manager waived $31,126 for IMMF management fees.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the State-ment of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium


                  44 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2006 was as follows:

                                           CALL OPTIONS
                              -------------------------
                               NUMBER OF      AMOUNT OF
                               CONTRACTS       PREMIUMS
-------------------------------------------------------
Options outstanding as of
October 31, 2005                      --    $        --
Options written                    4,852      1,607,401
Options closed or expired         (1,587)      (149,269)
Options exercised                 (3,000)    (1,318,879)
                              -------------------------
Options outstanding as of
October 31, 2006                     265    $   139,253
                              =========================

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.


                  45 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

Information regarding such credit default swaps as of October 31, 2006 is as follows:

                                                  NOTIONAL       ANNUAL
                                                    AMOUNT     INTEREST
                   REFERENCE                   RECEIVED BY    RATE PAID                        UNREALIZED
                   DEBT                      THE FUND UPON       BY THE    TERMINATION       APPRECIATION
COUNTERPARTY       OBLIGATION                 CREDIT EVENT         FUND          DATES     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Deutsche Bank AG:

                   Custom basket of
                   Asset-Backed Securities   $  60,000,000       3.244%       11/25/39     $      108,691

                   Custom basket of
                   Asset-Backed Securities     125,000,000        3.150        7/25/45         (1,199,996)
                                                                                           ---------------
                                                                                           $   (1,091,305)
                                                                                           ===============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of October 31, 2006 is as follows:

                                                 NOTIONAL          ANNUAL
                                                   AMOUNT   INTEREST RATE
                   REFERENCE                      PAID BY        RECEIVED                      UNREALIZED
                   DEBT                     THE FUND UPON          BY THE   TERMINATION      APPRECIATION
COUNTERPARTY       OBLIGATION                CREDIT EVENT            FUND         DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Deutsche Bank AG:

                   Custom basket of
                   Asset-Backed Securities   $ 10,000,000           19.50%     11/25/39     $      (1,088)

                   Custom basket of
                   Asset-Backed Securities     20,500,000           19.25       7/25/45         1,484,331
                                                                                            --------------
                                                                                            $   1,483,243
                                                                                            ==============


                  46 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

As of October 31, 2006, the Fund had entered into the following total return swap agreements:

SWAP                  NOTIONAL                     PAID BY                 RECEIVED    TERMINATION      UNREALIZED
COUNTERPARTY            AMOUNT                    THE FUND              BY THE FUND          DATES    DEPRECIATION
------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:

                                    If positive, the total   If positive, the total
                                        return of a custom         return of Groupe
                                      basket of securities        Bruxelles Lambert
                                             and One-Month          SA (equity) and
                        90,000EUR      EURIBOR plus spread                One-Month        6/22/07   $     563,001
                       310,000EUR    based on the value of            EURIBOR minus        6/21/07       1,961,680
                         5,996EUR        Bruxelles Lambert          spread based on        6/28/07          38,879
                       226,000EUR          SA (equity). If          a custom equity        6/21/07       1,619,612
                        60,000EUR      negative, the total     basket. If negative,        6/27/07         377,784
                        20,000EUR         return on Groupe         the total return        6/28/07         129,973
                       513,000EUR        Bruxelles Lambert            on the custom        6/28/07       5,170,861
                       400,000EUR                      SA.    basket of securities.        6/29/07       3,817,427
                                                                                                     -------------
                                                                                                     $  13,679,217
                                                                                                     =============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR                Euro

Abbreviation is as follows:

EURIBOR            Euro Interbank Offered Rate


                  47 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of October 31, 2006, investments in securities included issues that are illiquid. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of October 31, 2006, the Fund had on loan securities valued at $39,471,338, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $42,074,528 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.


                  48 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  49 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 12, 2006


                  50 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $3.0725 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 8, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions should be multiplied by 23.88% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2006, which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $15,411,006 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2006, $8,915,251 or 85.74% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $25,094,603 or 39.62% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  51 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  52 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE      TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                  CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                          CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm) (since
Chairman of the Board             1982); General Partner of Trivest Venture Fund (private venture capital
of Trustees (since 2001),         fund); President of Investment Counseling Federated Investors, Inc.
Trustee (since 1987)              (1973-1982); Trustee of the following open-end investment companies: Cash
Age: 73                           Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free
                                  Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free
                                  Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors,
Trustee (since 2005)              Inc. (investment management company) (since January 2004); President of
Age: 66                           The Community Reinvestment Act Qualified Investment Fund (investment management company) (since January 2004); Independent Chairman of the
                                  Board of Trustees of Quaker Investment Trust (registered investment company) (since January 2004); Director of Internet Capital Group
                                  (information technology company) (since October 2003); Chief Operating
                                  Officer and Chief Financial Officer of Lincoln National Investment
                                  Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1995-2003); President, Chief
                                  Executive Officer and Trustee of Delaware Investment Family of Funds
                                  (1995-2003); President and Board Member of Lincoln National Convertible
                                  Securities Funds, Inc. and the Lincoln National Income Funds, TDC
                                  (1995-2003); Chairman and Chief Executive Officer of Retirement Financial
                                  Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1995-2003); President and
                                  Chief Executive Officer of Delaware Service Company, Inc. (1995-2003);
                                  Chief Administrative Officer, Chief Financial Officer, Vice Chairman and
                                  Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate
                                  Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn
                                  Group, Inc. (insurance company): Corporate Budget Director (1974-1977),
                                  Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse & Company
                                  (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967)
                                  and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).
                                  Oversees 10 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 55 portfolios
Trustee (since 1998)              in the OppenheimerFunds complex.
Age: 73

LACY B. HERRMANN,                 Founder and Chairman Emeritus of Aquila Group of Funds (open-end
Trustee (since 1987)              investment company) (since December 2004); Chairman of Aquila Management
Age: 77                           Corporation and Aquila Investment Management LLC (since August 1984);
                                  Chief Executive Officer and President of Aquila Management Corporation
                                  (August 1984-December 1994); Vice President, Director and Secretary of
                                  Aquila Distributors, Inc. (distributor of Aquila Management Corporation);
                                  Treasurer of Aquila Distributors, Inc.; President and Chairman of the
                                  Board of Trustees of Capital Cash Management Trust ("CCMT"); President and
                                  Director of STCM Management Company, Inc. (sponsor and adviser to CCMT);
                                  Chairman, President and Director of InCap Management


                  53 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

LACY B. HERRMANN,                 Corporation; Sub-Advisor and Administrator of Prime Cash Fund & Short Term
Continued                         Asset Reserves; Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly
                                  PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC
                                  Accumulation Trust (open-end investment company) (until December 2004);
                                  Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September
Trustee (since 2001)              1995); Director of Special Value Opportunities Fund, LLC (registered
Age: 63                           investment company) (since September 2004); Member, Zurich Financial
                                  Investment Advisory Board (insurance) (affiliate of the Manager's parent company) (since October 2004); Board of Governing Trustees of The Jackson
                                  Laboratory (non-profit) (since August 1990); Trustee of the Institute for
                                  Advanced Study (non-profit educational institute) (since May 1992); Special
                                  Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research Foundation
                                  of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome
                                  Levy Economics Institute of Bard College (August 1990-September 2001)
                                  (economics research); Director of Ray & Berendtson, Inc. (May 2000-April
                                  2002) (executive search firm); President and Chief Executive Officer of the
                                  Delaware Group of Mutual Funds (1992-1995); Chairman, President and Chief
                                  Executive Officer of Equitable Capital Management Corporation
                                  (1985-1992); Vice President, Senior Vice President, Executive Vice
                                  President and Chief Investment Officer at The Equitable Life Assurance
                                  Society of the U.S. (1979-1992); Vice President and Co-manager of
                                  Fundamental Equities Research at Smith Barney, Harris Upham and Company
                                  (1970-1979); Engineer, Sperry Gyroscope Company (1966-1970); former governor of the Association for Investment Management and Research; former chairman of the Institute of Chartered Financial Analysts; Chartered
                                  Financial Analyst. Oversees 55 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE                MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE
AND OFFICER                       MANAGER BY VIRTUE OF HIS POSITIONS AS AN OFFICER AND DIRECTOR OF THE
                                  MANAGER, AND AS A SHAREHOLDER OF ITS PARENT COMPANY. THE ADDRESS OF MR.
                                  MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
                                  YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                  OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee (since 2005) and          President (since September 2000) of the Manager; President and director or
President and Principal           trustee of other Oppenheimer funds; President and Director of Oppenheimer
Executive Officer                 Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
(since 2001)                      Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
Age: 57                           Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                  (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                  (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                  Management, Inc., Centennial Asset Management Corporation, Trinity
                                  Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI
                                  Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                  Company


                  54 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

JOHN V. MURPHY,                   (OAC's parent company) (since February 1997); Director of DLB Acquisition
Continued                         Corporation (holding company parent of Babson Capital Management LLC)
                                  (since June 1995); Member of the Investment Company Institute's Board of
                                  Governors (since October 3, 2003); Chief Operating Officer of the Manager
                                  (September 2000-June 2001); President and Trustee of MML Series Investment
                                  Fund and MassMutual Select Funds (open-end investment companies) (November
                                  1999-November 2001); Director of C.M. Life Insurance Company (September
                                  1999-August 2000); President, Chief Executive Officer and Director of MML
                                  Bay State Life Insurance Company (September 1999-August 2000); Director of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                  Emerald Isle Bancorp) (June 1989-June 1998). Oversees 92 portfolios in the
                                  OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------

OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
OF THE FUND                       MESSRS. FERREIRA, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL
                                  CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                  VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                  CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM
                                  OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,                Vice President of the Manager (since January 2003); Portfolio Manager at
Vice President and Portfolio      Lashire Investments (July 1999-December 2002). An officer of 3 portfolios
Manager (since 2003)              in the OppenheimerFunds complex.
Age: 39

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief          March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Compliance Officer                Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      (since June 1983). Former Vice President and Director of Internal Audit of
Age: 56                           the Manager (1997-February 2004). An officer of 92 portfolios in the
                                  OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal           Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting          Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Officer (since 1999)              Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Age: 47                           Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
                                  March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                  OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and
                                  Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                  (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                  2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer               Manager/Financial Product Accounting of the Manager (November 1998-July
(since 2004)                      2002). An officer of 92 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer               Financial Reporting and Compliance of First Data Corporation (April
(since 2005)                      2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May
Age: 36                           2001-March 2003); Director of Mutual Fund Operations at American Data
                                  Services, Inc. (September 2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex.


                  55 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)            2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                           December 2001); General Counsel of Centennial Asset Management Corporation
                                  (since December 2001); Senior Vice President and General Counsel of Harbour-
                                  View Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September
                                  1997) and Director (since November 2001) of OppenheimerFunds International
                                  Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                  Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                  Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since
                                  November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                  2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia)
                                  Limited (since December 2003); Senior Vice President (May 1985-December 2003),
                                  Acting General Counsel (November 2001-February 2002) and Associate General
                                  Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                  following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                  Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                  International Ltd. (September 1997-November 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary               (since October 2003) of the Manager; Vice President (since 1999) and Assistant
(since 2001)                      Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 41                           Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                  Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                  1994-October 2003). An officer of 92 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary               Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                      2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                           General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (for-
                                  merly, PaineWebber Incorporated). An officer of 92 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary               September 2004); Mr. Gillespie held the following positions at Merrill Lynch
(since 2004)                      Investment Management: First Vice President (2001-September 2004); Director
Age: 42                           (2000-September 2004) and Vice President (1998-2000). An officer of 92 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  56 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Insurance                                                                   7.3%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            5.0
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               4.9
--------------------------------------------------------------------------------
Software                                                                    4.5
--------------------------------------------------------------------------------
Media                                                                       4.2
--------------------------------------------------------------------------------
Energy Traders                                                              3.7
--------------------------------------------------------------------------------
Capital Markets                                                             3.6
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          3.0
--------------------------------------------------------------------------------
Life Sciences Tools & Services                                              3.0
--------------------------------------------------------------------------------
Machinery                                                                   2.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Agilent Technologies, Inc.                                                  2.3%
--------------------------------------------------------------------------------
CMS Energy Corp.                                                            2.1
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                                       2.0
--------------------------------------------------------------------------------
Omnicare, Inc.                                                              2.0
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                         1.8
--------------------------------------------------------------------------------
Invitrogen Corp.                                                            1.7
--------------------------------------------------------------------------------
Affiliated Managers Group, Inc.                                             1.7
--------------------------------------------------------------------------------
National Financial Partners Corp.                                           1.6
--------------------------------------------------------------------------------
E*TRADE Financial Corp.                                                     1.6
--------------------------------------------------------------------------------
NewAlliance Bancshares, Inc.                                                1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.


                  8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

      Financials                            22.8%
      Consumer Discretionary                14.4
      Information Technology                13.3
      Industrials                           12.3
      Health Care                           10.1
      Utilities                              8.2
      Materials                              8.1
      Energy                                 5.6
      Consumer Staples                       4.1
      Telecommunication Services             1.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2006, and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                  9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ending October 31, 2006, Oppenheimer Small- & Mid- Cap Value Fund's Class A shares (without sales charge) outperformed its Lipper MidCap Value peer group category and outperformed its benchmark, the Russell 2500 Index. The Fund underperformed its former benchmark, the Russell 2000 Index, which returned 19.98% over the same period. In terms of sectors, top contributors were the consumer discretionary, industrials and materials. In contrast, the bottom-performers were the information technology and energy sectors. The Fund remained underweight in real estate investment trusts (REITs) versus its benchmark, an area that outperformed. The benchmark was composed of more small-cap securities versus the Fund, a situation that detracted from Fund performance, as small-caps continued to outperform mid-caps for the 12-month period.

      Regardless of the broader market environment, we follow a consistent management strategy. We choose investments through a bottom-up, research driven stock selection process that focuses on small- and mid-cap companies. We target those companies we believe are competitively positioned within their marketplace and which offer strong earnings prospects with accomplished management teams at attractive valuations.

      Given our investment approach, we made a few adjustments to the Fund's sector weightings. For example, we increased our position within the consumer discretionary sector, as concerns over consumer spending strength abated once oil prices dropped and the Federal Reserve (the "Fed") ended its interest rate hike program. By contrast, we decreased our exposure to the energy sector from slightly overweight to neutral. In terms of the energy sector, we believe energy companies will come under increased pressure as commodity prices stabilize at lower levels and service costs increase, which could result in a deceleration in earnings growth. Within the financials sector, we maintained our underweight exposure to the REITs market based on the unattractive valuations and poor growth opportunities we were finding in this area. Although this strategy detracted from performance over the short term, as REITs performed well, we believe that by adhering to our disciplined investment process, the Fund will benefit over the longer term. Additionally, we have started to see a shift in valuations of small-cap stocks with higher capitalizations becoming slightly more attractively valued. Therefore, we have increased the Fund's market capitalization weightings accordingly. Although this move slightly hurt performance over the period as small-caps continued to outperform, we believe going forward the Fund is well-positioned.


                  10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

      Also detracting from performance were disappointing results from securities in the information technology and energy sectors. Within the information technology sector, top detractors included Take-Two Interactive Software, Inc. and Compuware Corp. Video game company Take-Two Interactive Software, Inc., declined as the company had disappointing earnings. Compuware, an IT services company, suffered as it faced execution issues. Within the energy sector, poor results from individual stocks combined with an overweight in coal companies, detracted from performance. Over the period, the Fund maintained an overweight to coal companies, which benefited performance as coal prices rose, but later detracted from performance as prices tumbled during the last six months of the period. Notable detractors were coal producers, Alpha Natural Resources, Inc. and Arch Coal, Inc. We exited our postion in all four companies.

      On the positive side, the Fund gained from strong results generated by holdings within the consumer discretionary, industrials and materials sectors. Top performers within consumer discretionary were Cablevision Systems Corp. and Marvel Entertainment, Inc. Cablevision, a leading media, entertainment and telecommunications company, benefited from its shareholder friendly actions, which included a large dividend payment and an announcement that it would be taken private. Marvel Entertainment, a prominent character-based entertainment company, advanced on a new agreement that will allow the company to take greater profits from movies that use its characters. We sold our position in Marvel Entertainment and took profits. Within the industrials sector, the best performing security was Foster Wheeler Ltd., a global engineering and construction contractor. The company continued to win new business, which drove up profits. Also adding to results were securities in the materials sector. Top contributors included Phelps Dodge Corp., a copper production company and Texas Industries, Inc., a supplier of cement and concrete products. Phelps Dodge outperformed as a result of supply and demand. As copper production has grown increasingly difficult, demand has remained solid and as a result, copper prices have risen, benefiting the company. Texas Industries posted strong results based on successful execution of its business strategy and a solid pricing environment for its product.

      COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measure from inception of the Class on October 24, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on


                  11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund changed primary benchmarks from the Russell 2000 Index to the Russell 2500 Index, due to an investment policy change expanding the Fund's investments to include mid-cap stocks. The Fund's performance is compared to that of the Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest securities in the Russell 3000 Index. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Small- & Mid- Cap Value Fund (Class A)

     Russell 2500 Index

     Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer
                     Small- & Mid- Cap           Russell         Russell
                    Value Fund (Class A)        2500 Index      2000 Index
                    --------------------        ----------      ----------
  10/31/1996              $ 9,425                $10,000          $10,000
  01/31/1997              $10,306                $10,920          $10,898
  04/30/1997              $10,098                $10,401          $10,161
  07/31/1997              $12,194                $12,516          $12,323
  10/31/1997              $12,509                $12,912          $12,933
  01/31/1998              $12,390                $13,013          $12,868
  04/30/1998              $13,607                $14,625          $14,469
  07/31/1998              $11,634                $13,004          $12,608
  10/31/1998              $10,626                $11,918          $11,402
  01/31/1999              $10,882                $13,243          $12,911
  04/30/1999              $11,320                $13,768          $13,130
  07/31/1999              $11,903                $14,421          $13,542
  10/31/1999              $10,667                $14,063          $13,097
  01/31/2000              $10,870                $16,090          $15,202
  04/30/2000              $11,606                $17,157          $15,549
  07/31/2000              $12,595                $16,964          $15,407
  10/31/2000              $13,483                $17,336          $15,377
  01/31/2001              $13,859                $17,736          $15,763
  04/30/2001              $13,618                $17,069          $15,104
  07/31/2001              $14,114                $17,194          $15,143
  10/31/2001              $13,076                $15,227          $13,424
  01/31/2002              $14,848                $17,166          $15,196
  04/30/2002              $16,185                $17,985          $16,113
  07/31/2002              $13,175                $14,508          $12,424
  10/31/2002              $12,886                $13,836          $11,871
  01/31/2003              $12,591                $13,909          $11,872
  04/30/2003              $13,417                $14,925          $12,768
  07/31/2003              $15,439                $17,604          $15,294
  10/31/2003              $17,542                $19,604          $17,019
  01/31/2004              $19,665                $21,549          $18,761
  04/30/2004              $19,644                $20,957          $18,132
  07/31/2004              $19,552                $20,803          $17,904
  10/31/2004              $21,209                $22,023          $19,015
  01/31/2005              $23,690                $23,768          $20,388
  04/30/2005              $23,041                $22,750          $18,987
  07/31/2005              $26,635                $26,371          $22,341
  10/31/2005              $25,846                $25,305          $21,312
  01/31/2006              $28,800                $28,469          $24,239
  04/30/2006              $29,758                $29,655          $25,341
  07/31/2006              $27,669                $27,379          $23,289
  10/31/2006              $30,509                $29,780          $25,570

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 11.26%    5-Year 17.07%    10-Year 11.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Small- & Mid- Cap Value Fund (Class B)

     Russell 2500 Index

     Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer
                     Small- & Mid- Cap           Russell         Russell
                    Value Fund (Class B)        2500 Index      2000 Index
                    --------------------        ----------      ----------
  10/31/1996              $10,000                 $10,000         $10,000
  01/31/1997              $10,919                 $10,920         $10,898
  04/30/1997              $10,683                 $10,401         $10,161
  07/31/1997              $12,885                 $12,516         $12,323
  10/31/1997              $13,205                 $12,912         $12,933
  01/31/1998              $13,059                 $13,013         $12,868
  04/30/1998              $14,325                 $14,625         $14,469
  07/31/1998              $12,230                 $13,004         $12,608
  10/31/1998              $11,163                 $11,918         $11,402
  01/31/1999              $11,412                 $13,243         $12,911
  04/30/1999              $11,857                 $13,768         $13,130
  07/31/1999              $12,453                 $14,421         $13,542
  10/31/1999              $11,145                 $14,063         $13,097
  01/31/2000              $11,337                 $16,090         $15,202
  04/30/2000              $12,090                 $17,157         $15,549
  07/31/2000              $13,104                 $16,964         $15,407
  10/31/2000              $14,014                 $17,336         $15,377
  01/31/2001              $14,386                 $17,736         $15,763
  04/30/2001              $14,110                 $17,069         $15,104
  07/31/2001              $14,610                 $17,194         $15,143
  10/31/2001              $13,509                 $15,227         $13,424
  01/31/2002              $15,318                 $17,166         $15,196
  04/30/2002              $16,670                 $17,985         $16,113
  07/31/2002              $13,551                 $14,508         $12,424
  10/31/2002              $13,241                 $13,836         $11,871
  01/31/2003              $12,938                 $13,909         $11,872
  04/30/2003              $13,787                 $14,925         $12,768
  07/31/2003              $15,865                 $17,604         $15,294
  10/31/2003              $18,026                 $19,604         $17,019
  01/31/2004              $20,207                 $21,549         $18,761
  04/30/2004              $20,185                 $20,957         $18,132
  07/31/2004              $20,091                 $20,803         $17,904
  10/31/2004              $21,794                 $22,023         $19,015
  01/31/2005              $24,343                 $23,768         $20,388
  04/30/2005              $23,676                 $22,750         $18,987
  07/31/2005              $27,370                 $26,371         $22,341
  10/31/2005              $26,559                 $25,305         $21,312
  01/31/2006              $29,594                 $28,469         $24,239
  04/30/2006              $30,578                 $29,655         $25,341
  07/31/2006              $28,431                 $27,379         $23,289
  10/31/2006              $31,350                 $29,780         $25,570

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 12.08%    5-Year 17.34%    10-Year 12.10%


                  14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Small- & Mid- Cap Value Fund (Class C)

     Russell 2500 Index

     Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer
                     Small- & Mid- Cap           Russell         Russell
                    Value Fund (Class C)        2500 Index      2000 Index
                    --------------------        ----------      ----------
  10/31/1996               $10,000                $10,000        $10,000
  01/31/1997               $10,920                $10,920        $10,898
  04/30/1997               $10,684                $10,401        $10,161
  07/31/1997               $12,890                $12,516        $12,323
  10/31/1997               $13,205                $12,912        $12,933
  01/31/1998               $13,064                $13,013        $12,868
  04/30/1998               $14,333                $14,625        $14,469
  07/31/1998               $12,234                $13,004        $12,608
  10/31/1998               $11,165                $11,918        $11,402
  01/31/1999               $11,421                $13,243        $12,911
  04/30/1999               $11,860                $13,768        $13,130
  07/31/1999               $12,457                $14,421        $13,542
  10/31/1999               $11,147                $14,063        $13,097
  01/31/2000               $11,346                $16,090        $15,202
  04/30/2000               $12,101                $17,157        $15,549
  07/31/2000               $13,116                $16,964        $15,407
  10/31/2000               $14,022                $17,336        $15,377
  01/31/2001               $14,394                $17,736        $15,763
  04/30/2001               $14,118                $17,069        $15,104
  07/31/2001               $14,612                $17,194        $15,143
  10/31/2001               $13,516                $15,227        $13,424
  01/31/2002               $15,328                $17,166        $15,196
  04/30/2002               $16,683                $17,985        $16,113
  07/31/2002               $13,550                $14,508        $12,424
  10/31/2002               $13,237                $13,836        $11,871
  01/31/2003               $12,909                $13,909        $11,872
  04/30/2003               $13,733                $14,925        $12,768
  07/31/2003               $15,772                $17,604        $15,294
  10/31/2003               $17,885                $19,604        $17,019
  01/31/2004               $20,011                $21,549        $18,761
  04/30/2004               $19,950                $20,957        $18,132
  07/31/2004               $19,812                $20,803        $17,904
  10/31/2004               $21,453                $22,023        $19,015
  01/31/2005               $23,911                $23,768        $20,388
  04/30/2005               $23,217                $22,750        $18,987
  07/31/2005               $26,774                $26,371        $22,341
  10/31/2005               $25,925                $25,305        $21,312
  01/31/2006               $28,837                $28,469        $24,239
  04/30/2006               $29,739                $29,655        $25,341
  07/31/2006               $27,599                $27,379        $23,289
  10/31/2006               $30,376                $29,780        $25,570

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 16.17%    5-Year 17.58%    10-Year 11.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Small- & Mid- Cap Value Fund (Class N)

     Russell 2500 Index

     Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer
                     Small- & Mid- Cap           Russell         Russell
                    Value Fund (Class N)        2500 Index      2000 Index
                    --------------------        ----------      ----------
  03/01/2001              $10,000                 $10,000         $10,000
  04/30/2001              $10,383                 $10,286         $10,255
  07/31/2001              $10,761                 $10,362         $10,281
  10/31/2001              $ 9,964                 $ 9,176         $ 9,114
  01/31/2002              $11,311                 $10,344         $10,317
  04/30/2002              $12,326                 $10,838         $10,940
  07/31/2002              $10,030                 $ 8,743         $ 8,435
  10/31/2002              $ 9,804                 $ 8,338         $ 8,060
  01/31/2003              $ 9,574                 $ 8,382         $ 8,061
  04/30/2003              $10,199                 $ 8,994         $ 8,668
  07/31/2003              $11,726                 $10,609         $10,384
  10/31/2003              $13,315                 $11,814         $11,555
  01/31/2004              $14,918                 $12,986         $12,738
  04/30/2004              $14,854                 $12,629         $12,310
  07/31/2004              $14,773                 $12,536         $12,155
  10/31/2004              $16,016                 $13,272         $12,910
  01/31/2005              $17,876                 $14,323         $13,842
  04/30/2005              $17,369                 $13,710         $12,891
  07/31/2005              $20,054                 $15,892         $15,168
  10/31/2005              $19,446                 $15,249         $14,470
  01/31/2006              $21,654                 $17,156         $16,457
  04/30/2006              $22,354                 $17,871         $17,205
  07/31/2006              $20,770                 $16,499         $15,811
  10/31/2006              $22,879                 $17,946         $17,360

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/06

1-Year 16.65%    5-Year 18.09%    Since Inception (3/1/01) 15.73%


                  16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Small- & Mid- Cap Value Fund (Class Y)

     Russell 2500 Index

     Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer
                     Small- & Mid- Cap           Russell         Russell
                    Value Fund (Class Y)        2500 Index      2000 Index
                    --------------------        ----------      ----------
  10/24/2005               $10,000                $10,000        $10,000
  10/31/2005               $ 9,910                $10,000        $10,000
  01/31/2006               $11,058                $11,251        $11,374
  04/30/2006               $11,438                $11,719        $11,891
  07/31/2006               $10,650                $10,820        $10,927
  10/31/2006               $11,758                $11,769        $11,998

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/06

1-Year 18.64%    5-Year N/A    Since Inception (10/24/05) 17.22%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Prior to 4/28/00, the Fund's sub-advisor was OpCap Advisors, Inc., its advisor until 11/22/95.

CLASS A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. The asset-based sales charge is subject to a voluntary waiver of a portion or all of the charge as described in the Prospectus, and the Board of Trustees has set the rate at zero.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                  18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions


                  20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                             BEGINNING        ENDING            EXPENSES
                             ACCOUNT          ACCOUNT           PAID DURING
                             VALUE            VALUE             6 MONTHS ENDED
                             (5/1/06)         (10/31/06)        OCTOBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual               $1,000.00        $1,025.30         $5.78
--------------------------------------------------------------------------------
Class A Hypothetical          1,000.00         1,019.51          5.77
--------------------------------------------------------------------------------
Class B Actual                1,000.00         1,021.10          9.98
--------------------------------------------------------------------------------
Class B Hypothetical          1,000.00         1,015.38          9.95
--------------------------------------------------------------------------------
Class C Actual                1,000.00         1,021.40          9.73
--------------------------------------------------------------------------------
Class C Hypothetical          1,000.00         1,015.63          9.70
--------------------------------------------------------------------------------
Class N Actual                1,000.00         1,023.50          7.68
--------------------------------------------------------------------------------
Class N Hypothetical          1,000.00         1,017.64          7.66
--------------------------------------------------------------------------------
Class Y Actual                1,000.00         1,028.00          3.48
--------------------------------------------------------------------------------
Class Y Hypothetical          1,000.00         1,021.78          3.47

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended October 31, 2006 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.13%
-----------------------------
Class B             1.95
-----------------------------
Class C             1.90
-----------------------------
Class N             1.50
-----------------------------
Class Y             0.68

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                  21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--94.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.6%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.9%
Boyd Gaming Corp.                                      750,000   $   29,602,500
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                  1,200,000       34,704,000
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                       1,200,000       43,884,000
--------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                       1,000,000       28,030,000
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide,
Inc.                                                   575,000       34,350,500
                                                                 ---------------
                                                                    170,571,000

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.1%
Harman International
Industries, Inc.                                       325,000       33,263,750
--------------------------------------------------------------------------------
Jarden Corp. 1                                       1,100,000       39,578,000
                                                                 ---------------
                                                                     72,841,750

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.9%
ValueVision Media,
Inc., Cl. A 1,2                                      2,500,000       32,275,000
--------------------------------------------------------------------------------
MEDIA--4.2%
Cablevision Systems
Corp. New York
Group, Cl. A 1                                       1,200,000       33,348,000
--------------------------------------------------------------------------------
Clear Channel
Outdoor Holdings,
Inc., Cl. A 1                                        1,600,000       39,280,000
--------------------------------------------------------------------------------
GateHouse
Media, Inc.                                            171,500        3,678,675
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A 1                                           1,275,000       33,456,000
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                           1,375,000       34,966,250
                                                                 ---------------
                                                                    144,728,925

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.5%
Urban Outfitters,
Inc. 1,3                                             1,000,000       17,500,000
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Quicksilver, Inc. 1                                  2,500,000       34,875,000

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.3%
CVS Corp.                                            1,400,000   $   43,932,000
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.6%
Bunge Ltd.                                             600,000       38,466,000
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                  2,050,000       53,607,500
                                                                 ---------------
                                                                     92,073,500

--------------------------------------------------------------------------------
ENERGY--5.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.9%
Cameron International
Corp. 1                                                350,000       17,535,000
--------------------------------------------------------------------------------
FMC Technologies,
Inc. 1                                                 150,000        9,067,500
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc. 1                                          650,000       39,260,000
--------------------------------------------------------------------------------
Weatherford
International Ltd. 1                                   850,000       34,918,000
                                                                 ---------------
                                                                    100,780,500

--------------------------------------------------------------------------------
OIL & GAS--2.4%
Kinder Morgan
Management LLC 1                                             1               31
--------------------------------------------------------------------------------
Murphy Oil Corp.                                       350,000       16,506,000
--------------------------------------------------------------------------------
Peabody Energy
Corp.                                                  825,000       34,625,250
--------------------------------------------------------------------------------
Range Resources
Corp.                                                1,150,000       31,222,500
                                                                 ---------------
                                                                     82,353,781

--------------------------------------------------------------------------------
FINANCIALS--21.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%
Affiliated Managers
Group, Inc. 1                                          575,000       57,580,500
--------------------------------------------------------------------------------
E*TRADE Financial
Corp. 1                                              2,450,000       57,036,000
--------------------------------------------------------------------------------
Granahan McCourt
Acquisition Corp. 1,2                                1,350,000       10,665,000
                                                                 ---------------
                                                                    125,281,500

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.7%
Cullen/Frost
Bankers, Inc.                                          300,000       16,248,000


                  22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Marshall & Ilsley
Corp.                                                  725,000   $   34,756,500
--------------------------------------------------------------------------------
Zions Bancorp                                          550,000       44,220,000
                                                                 ---------------
                                                                     95,224,500

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
CIT Group, Inc.                                        675,000       35,133,750
--------------------------------------------------------------------------------
iShares Russell Midcap
Value Index Fund                                       375,000       53,081,250
                                                                 ---------------
                                                                     88,215,000

--------------------------------------------------------------------------------
INSURANCE--7.3%
ACE Ltd.                                               300,000       17,175,000
--------------------------------------------------------------------------------
Everest Re Group
Ltd.                                                   700,000       69,426,000
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                      1,000,000       22,300,000
--------------------------------------------------------------------------------
Fidelity National Title
Group, Inc., Cl. A 2                                 2,250,000       49,522,500
--------------------------------------------------------------------------------
First Mercury Financial
Corp. 1                                                 46,700          966,690
--------------------------------------------------------------------------------
National Financial
Partners Corp.                                       1,450,000       57,130,000
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                        1,200,000       35,832,000
                                                                 ---------------
                                                                    252,352,190

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--2.7%
American Financial
Realty Trust                                         1,770,300       20,659,401
--------------------------------------------------------------------------------
BioMed Realty
Trust, Inc.                                          1,000,000       32,230,000
--------------------------------------------------------------------------------
Douglas Emmett,
Inc. 1                                                 450,000       10,732,500
--------------------------------------------------------------------------------
Strategic Hotels &
Resorts, Inc.                                        1,400,000       29,778,000
                                                                 ---------------
                                                                     93,399,901

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.7%
Grubb & Ellis Co. 1,2                                2,000,000       24,380,000

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.1%
Countrywide
Financial Corp.                                        500,000   $   19,060,000
--------------------------------------------------------------------------------
NewAlliance
Bancshares, Inc.                                     3,500,000       54,180,000
                                                                 ---------------
                                                                     73,240,000

--------------------------------------------------------------------------------
HEALTH CARE--9.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%
MedImmune, Inc. 1                                    1,200,000       38,448,000
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.0%
Coventry Health
Care, Inc. 1                                           700,000       32,865,000
--------------------------------------------------------------------------------
DaVita, Inc. 1                                         625,000       34,768,750
--------------------------------------------------------------------------------
Omnicare, Inc.                                       1,800,000       68,184,000
--------------------------------------------------------------------------------
Triad Hospitals, Inc. 1                              1,000,000       37,030,000
                                                                 ---------------
                                                                    172,847,750

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--3.0%
Fisher Scientific
International, Inc. 1                                  550,000       47,091,000
--------------------------------------------------------------------------------
Invitrogen Corp. 1                                   1,000,000       58,010,000
                                                                 ---------------
                                                                    105,101,000

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.4%
Sepracor, Inc. 1                                       300,000       15,528,000
--------------------------------------------------------------------------------
INDUSTRIALS--11.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.5%
Empresa Brasileira
de Aeronautica
SA, ADR                                              1,000,000       41,630,000
--------------------------------------------------------------------------------
Goodrich Corp.                                       1,050,000       46,294,500
--------------------------------------------------------------------------------
Stanley, Inc. 1                                          3,100           54,002
                                                                 ---------------
                                                                     87,978,502

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Acco Brands Corp. 1                                    500,000       12,150,000
--------------------------------------------------------------------------------
TeleTech
Holdings, Inc. 1                                       816,762       15,853,350
                                                                 ---------------
                                                                     28,003,350


                  23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.4%
Foster Wheeler Ltd. 1                                1,100,000   $   49,445,000
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.4%
AMETEK, Inc.                                         1,000,000       46,680,000
--------------------------------------------------------------------------------
Cooper Industries
Ltd., Cl. A                                            400,000       35,780,000
                                                                 ---------------
                                                                     82,460,000

--------------------------------------------------------------------------------
MACHINERY--2.9%
Actuant Corp., Cl. A                                   800,000       41,072,000
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                  1,350,000       61,033,500
                                                                 ---------------
                                                                    102,105,500

--------------------------------------------------------------------------------
MARINE--0.8%
Alexander &
Baldwin, Inc.                                          600,000       27,618,000
--------------------------------------------------------------------------------
ROAD & RAIL--0.9%
Hunt (J.B.) Transport
Services, Inc.                                       1,350,000       29,214,000
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
Finisar Corp. 1                                        989,883        3,444,793
--------------------------------------------------------------------------------
Juniper Networks,
Inc. 1                                               1,500,000       25,830,000
--------------------------------------------------------------------------------
Optium Corp. 1                                          20,400          413,100
                                                                 ---------------
                                                                     29,687,893

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.8%
Seagate Technology                                   1,250,000       28,225,000
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.0%
Agilent Technologies,
Inc. 1                                               2,200,000       78,320,000
--------------------------------------------------------------------------------
Amphenol Corp.,
Cl. A                                                  400,000       27,160,000
                                                                 ---------------
                                                                    105,480,000

--------------------------------------------------------------------------------
IT SERVICES--0.5%
BISYS Group,
Inc. (The) 1                                         1,500,000       16,560,000

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.9%
Analog Devices, Inc.                                   600,000   $   19,092,000
--------------------------------------------------------------------------------
ASML Holding NV 1                                    1,500,000       34,260,000
--------------------------------------------------------------------------------
Conexant Systems,
Inc. 1                                               6,000,000       11,580,000
--------------------------------------------------------------------------------
Fairchild Semiconductor
International, Inc.,
Cl. A 1                                                500,000        8,055,000
--------------------------------------------------------------------------------
Marvell Technology
Group Ltd. 1                                         1,500,000       27,420,000
                                                                 ---------------
                                                                    100,407,000

--------------------------------------------------------------------------------
SOFTWARE--4.5%
Activision, Inc. 1                                   2,500,000       38,550,000
--------------------------------------------------------------------------------
Novell, Inc. 1                                       6,000,000       36,000,000
--------------------------------------------------------------------------------
Nuance
Communications,
Inc. 1                                               3,700,000       42,698,000
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     1,750,000       39,392,500
                                                                 ---------------
                                                                    156,640,500

--------------------------------------------------------------------------------
MATERIALS--7.7%
--------------------------------------------------------------------------------
CHEMICALS--2.8%
Ashland, Inc.                                          600,000       35,460,000
--------------------------------------------------------------------------------
Chemtura Corp.                                       4,000,000       34,320,000
--------------------------------------------------------------------------------
Mosaic Co. (The) 1                                   1,500,000       28,080,000
                                                                 ---------------
                                                                     97,860,000

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--2.5%
Martin Marietta
Materials, Inc.                                        425,000       37,400,000
--------------------------------------------------------------------------------
Texas Industries, Inc.                                 800,000       49,680,000
                                                                 ---------------
                                                                     87,080,000

--------------------------------------------------------------------------------
METALS & MINING--2.4%
Phelps Dodge Corp.                                     300,000       30,114,000
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                   300,000       18,033,000


                  24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
United States Steel
Corp.                                                  500,000   $   33,800,000
                                                                 ---------------
                                                                     81,947,000

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
Crown Castle
International Corp. 1                                1,125,000       37,856,250
--------------------------------------------------------------------------------
UTILITIES--7.8%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Edison International,
Inc.                                                   800,000       35,552,000
--------------------------------------------------------------------------------
ENERGY TRADERS--3.7%
AES Corp. (The) 1                                    2,200,000       48,378,000
--------------------------------------------------------------------------------
Mirant Corp. 1                                       1,200,000       35,484,000
--------------------------------------------------------------------------------
NRG Energy, Inc. 1                                     900,000       43,335,000
                                                                 ---------------
                                                                    127,197,000

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--1.0%
Southern Union Co.                                   1,200,000   $   33,216,000
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.1%
CMS Energy Corp. 1                                   5,000,000       74,450,000
                                                                 ---------------
Total Common Stocks
(Cost $2,894,986,499)                                             3,294,932,292

--------------------------------------------------------------------------------
MONEY MARKET FUND--4.8%
--------------------------------------------------------------------------------
Oppenheimer
Institutional Money
Market Fund, Cl. E, 5.23% 2,4
(Cost $165,612,944)                                165,612,944      165,612,944

                                               EXPIRATION
                                                     DATE    STRIKE   CONTRACTS
--------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------------------------
Urban Outfitters Put 1 (Cost $447,497)           12/18/06   $ 17.50       5,000           550,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $3,061,046,940)                                                      99.5%    3,461,095,236
--------------------------------------------------------------------------------------------------
OTHER ASSETS NET
OF LIABILITIES                                                              0.5        17,779,243
                                                                      ----------------------------
NET ASSETS                                                                100.0%  $ 3,478,874,479
                                                                      ============================


                  25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES           GROSS           GROSS              SHARES
                                              OCTOBER 31, 2005       ADDITIONS      REDUCTIONS    OCTOBER 31, 2006
-------------------------------------------------------------------------------------------------------------------
Double Hull Tankers, Inc.                            2,000,000              --       2,000,000                  --
Fidelity National Title Group, Inc., Cl. A                  --       2,250,000              --           2,250,000
Granahan McCourt Acquisition Corp.                          --       1,350,000              --           1,350,000
Grubb & Ellis Co.                                           --       2,200,000         200,000           2,000,000
Horizon Lines, Inc., Cl. A                           2,500,000              --       2,500,000                  --
NorthStar Realty Finance Corp.                       2,000,000         500,000       2,500,000                  --
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.23%*                                  --     251,602,898      85,989,954         165,612,944
ValueVision Media, Inc., Cl. A                       2,000,000         600,000         100,000           2,500,000

                                                                         VALUE        DIVIDEND            REALIZED
                                                                    SEE NOTE 1          INCOME         GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Double Hull Tankers, Inc.                                        $          --     $ 1,131,158        $  1,697,435
Fidelity National Title Group, Inc., Cl. A                          49,522,500         348,020                  --
Granahan McCourt Acquisition Corp.                                  10,665,000              --                  --
Grubb & Ellis Co.                                                   24,380,000              --              35,617
Horizon Lines, Inc., Cl. A                                                  --         473,297           6,688,750
NorthStar Realty Finance Corp.                                              --       1,275,000           6,312,394
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.23%*                                         165,612,944         297,146                  --
ValueVision Media, Inc., Cl. A                                      32,275,000              --             (44,164)
                                                                 --------------------------------------------------
                                                                 $ 282,455,444     $ 3,524,621        $ 14,690,032
                                                                 ==================================================

*The money market fund and the Fund are affiliated by having the same investment advisor.

3. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                               CONTRACTS   EXPIRATION   EXERCISE     PREMIUM        VALUE
                          SUBJECT TO PUT         DATE      PRICE    RECEIVED   SEE NOTE 5
------------------------------------------------------------------------------------------
Urban Outfitters, Inc.            10,000     12/18/06     $   15    $179,994     $250,000

4. Rate shown is the 7-day yield as of October 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--see accompanying statement
of investments:
Unaffiliated companies (cost $2,796,110,195)                    $ 3,178,639,792
Affiliated companies (cost $264,936,745)                            282,455,444
                                                                ----------------
                                                                  3,461,095,236
--------------------------------------------------------------------------------
Cash                                                                    634,639
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     63,720,328
Shares of beneficial interest sold                                   11,494,582
Interest and dividends                                                  758,271
Other                                                                    94,871
                                                                ----------------
Total assets                                                      3,537,797,927

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Options written, at value (premiums received $179,994)--
see accompanying statement of investments                               250,000
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                50,411,737
Shares of beneficial interest redeemed                                6,358,017
Distribution and service plan fees                                      707,063
Transfer and shareholder servicing agent fees                           693,686
Trustees' compensation                                                  270,106
Shareholder communications                                              176,886
Other                                                                    55,953
                                                                ----------------
Total liabilities                                                    58,923,448

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 3,478,874,479
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $       967,923
--------------------------------------------------------------------------------
Additional paid-in capital                                        2,891,643,101
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (277,699)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                        186,562,864
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                          399,978,290
                                                                ----------------
NET ASSETS                                                      $ 3,478,874,479
                                                                ================


                  27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,343,715,020 and 63,424,325 shares of beneficial interest outstanding)                   $ 36.95
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                   $ 39.20
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $327,907,647
and 9,823,453 shares of beneficial interest outstanding)                                   $ 33.38
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $542,273,331
and 16,256,261 shares of beneficial interest outstanding)                                  $ 33.36
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $229,340,064
and 6,328,579 shares of beneficial interest outstanding)                                   $ 36.24
---------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $35,638,417 and 959,683 shares of beneficial interest outstanding)           $ 37.14

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding
taxes of $107,861)                                              $    28,632,343
Affiliated companies                                                  3,524,621
--------------------------------------------------------------------------------
Interest                                                              3,514,842
--------------------------------------------------------------------------------
Other income                                                             41,003
                                                                ----------------
Total investment income                                              35,712,809

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      18,046,466
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               4,647,893
Class B                                                               3,071,329
Class C                                                               4,282,245
Class N                                                                 854,481
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               3,963,522
Class B                                                                 855,929
Class C                                                                 993,333
Class N                                                                 571,007
Class Y                                                                   2,683
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 373,167
Class B                                                                  98,279
Class C                                                                 104,320
Class N                                                                  14,180
Class Y                                                                     128
--------------------------------------------------------------------------------
Trustees' compensation                                                  229,785
--------------------------------------------------------------------------------
Custodian fees and expenses                                              18,337
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   312,194
                                                                ----------------
Total expenses                                                       38,440,778
Less reduction to custodian expenses                                     (4,823)
Less waivers and reimbursements of expenses                             (14,643)
                                                                ----------------
Net expenses                                                         38,421,312

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (2,708,503)


                  29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments:
  Unaffiliated companies                                        $   207,930,588
  Affiliated companies                                               14,690,032
                                                                ----------------
Net realized gain                                                   222,620,620
--------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on:
Investments                                                         209,781,413
Option contracts                                                        (70,006)
                                                                ----------------
Net change in unrealized appreciation                               209,711,407

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   429,623,524
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                                     2006              2005
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment loss                                                             $    (2,708,503)  $    (5,529,882)
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   222,620,620       134,128,520
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               209,711,407        86,417,734
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                429,623,524       215,016,372

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                             (77,804,945)      (61,107,717)
Class B                                                                             (16,849,275)      (22,765,841)
Class C                                                                             (19,268,301)      (14,629,531)
Class N                                                                              (6,894,529)       (4,196,588)
Class Y                                                                                (927,666)               --

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                             833,598,110       681,217,184
Class B                                                                              24,936,974        54,529,663
Class C                                                                             205,626,330       156,100,810
Class N                                                                             107,130,883        60,721,673
Class Y                                                                              33,195,013             1,000

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                    1,512,366,118     1,064,887,025
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,966,508,361       901,621,336
                                                                                ----------------------------------
End of period (including accumulated net investment loss
of $277,699 and $92,400, respectively)                                          $ 3,478,874,479   $ 1,966,508,361
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     33.08     $     30.08     $     26.11     $     19.18     $     19.53
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .05 1          (.04) 1         (.17) 1         (.04)           (.19)
Net realized and unrealized gain (loss)                    5.69            6.22            5.42            6.97            (.09)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           5.74            6.18            5.25            6.93            (.28)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (1.87)          (3.18)          (1.28)             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     36.95     $     33.08     $     30.08     $     26.11     $     19.18
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        18.04%          21.87%          20.90%          36.13%          (1.45)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 2,343,715     $ 1,298,204     $   543,999     $   330,215     $   222,029
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 1,884,099     $   893,501     $   436,617     $   245,319     $   231,657
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.13%          (0.11)%         (0.61)%         (0.12)%         (0.69)%
Total expenses                                             1.14% 4         1.23%           1.35%           1.59%           1.68%
Expenses after payments and waivers and
reduction to custodian expenses                            1.14%           1.23%           1.35%           1.56%           1.66%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     136%            121%            163%            163%            151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended October 31, 2006           1.14%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  32 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS B         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     30.29     $     28.01     $     24.59     $     18.20     $     18.65
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.22) 1         (.29) 1         (.37) 1         (.17)           (.18)
Net realized and unrealized gain (loss)                    5.18            5.75            5.07            6.56            (.20)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.96            5.46            4.70            6.39            (.38)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (1.87)          (3.18)          (1.28)             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     33.38     $     30.29     $     28.01     $     24.59     $     18.20
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.08%          20.82%          19.91%          35.11%          (2.06)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   327,908     $   272,643     $   198,971     $   171,896     $   129,885
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   307,618     $   243,754     $   190,251     $   137,734     $   134,304
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.71)%         (0.98)%         (1.43)%         (0.85)%         (1.34)%
Total expenses                                             1.97% 4         2.09%           2.18%           2.42%           2.34%
Expenses after payments and waivers and
reduction to custodian expenses                            1.97%           2.09%           2.18%           2.29%           2.32%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     136%            121%            163%            163%            151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended October 31, 2006           1.97%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     30.25     $     27.97     $     24.55     $     18.17     $     18.62
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.20) 1         (.27) 1         (.37) 1         (.13)           (.10)
Net realized and unrealized gain (loss)                    5.18            5.73            5.07            6.51            (.28)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           4.98            5.46            4.70            6.38            (.38)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (1.87)          (3.18)          (1.28)             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     33.36     $     30.25     $     27.97     $     24.55     $     18.17
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.17%          20.85%          19.95%          35.11%          (2.06)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   542,273     $   292,689     $   122,329     $    71,779     $    46,360
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   429,214     $   199,650     $    96,555     $    53,649     $    45,455
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.64)%         (0.91)%         (1.42)%         (0.85)%         (1.33)%
Total expenses                                             1.92% 4         2.03%           2.16%           2.40%           2.33%
Expenses after payments and waivers and
reduction to custodian expenses                            1.92%           2.03%           2.16%           2.30%           2.31%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     136%            121%            163%            163%            151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended October 31, 2006           1.92%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  34 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

CLASS N         YEAR ENDED OCTOBER 31,                     2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     32.58     $     29.77     $     25.98     $     19.13     $     19.51
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.08) 1         (.14) 1         (.26) 1         (.11)           (.27)
Net realized and unrealized gain (loss)                    5.61            6.13            5.33            6.96            (.04)
                                                    -----------------------------------------------------------------------------
Total from investment operations                           5.53            5.99            5.07            6.85            (.31)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      (1.87)          (3.18)          (1.28)             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     36.24     $     32.58     $     29.77     $     25.98     $     19.13
                                                    =============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.65%          21.42%          20.29%          35.81%          (1.61)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   229,340     $   102,971     $    36,322     $    11,216     $     4,558
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   171,305     $    68,779     $    21,951     $     6,722     $     2,882
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                       (0.22)%         (0.44)%         (0.93)%         (0.36)%         (0.78)%
Total expenses                                             1.50% 4         1.57%           1.70%           2.01%           1.82%
Expenses after payments and waivers and
reduction to custodian expenses                            1.50%           1.57%           1.66%           1.80%           1.80%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     136%            121%            163%            163%            151%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended October 31, 2006           1.50%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y         YEAR ENDED OCTOBER 31,                               2006                2005 1
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $       33.08          $      33.38
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                        .26                    -- 3
Net realized and unrealized gain (loss)                              5.67                  (.30)
                                                            --------------------------------------
Total from investment operations                                     5.93                  (.30)
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                (1.87)                   --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                              $       37.14          $      33.08
                                                            ======================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                  18.64%                (0.90)%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $      35,638          $          1
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $      12,164          $          1
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                         0.76%                (0.32)%
Total expenses                                                       0.68% 6,7,8           0.90% 6
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               136%                  121%

1. For the period from October 24, 2005 (inception of offering) to October 31, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of management fees less than 0.01%.

8. Expenses including indirect expenses from affiliated fund were as follows:

   Year Ended October 31, 2006           0.68%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Small- & Mid- Cap Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments


                  37 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. Included in the net earnings received from IMMF is a 0.10% management fee paid to the Manager by IMMF. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incured through the Fund's investment in IMMF.


                  38 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN    CARRYFORWARD 1,2          TAX PURPOSES
    ------------------------------------------------------------------------
    $110,104,749       $92,871,997                $ --          $383,564,408

1. During the fiscal year ended October 31, 2006, the Fund did not utilized any capital loss carryforward.

2. During the fiscal year ended October 31, 2005, the Fund did not utilized any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2006. Net assets of the Fund were unaffected by the reclassifications.


                  39 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                  REDUCTION TO                  REDUCTION TO
                                   ACCUMULATED               ACCUMULATED NET
    INCREASE TO                 NET INVESTMENT                 REALIZED GAIN
    PAID-IN CAPITAL                       LOSS              ON INVESTMENTS 3
    ------------------------------------------------------------------------
    $24,855,041                     $2,523,204                   $27,378,245

3. $24,855,041, including $12,564,006 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                          YEAR ENDED              YEAR ENDED
                                    OCTOBER 31, 2006        OCTOBER 31, 2005
    ------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                     $ 73,885,502            $ 66,423,473
    Long-term capital gain                47,859,214              36,276,204
                                        ------------------------------------
    Total                               $121,744,716            $102,699,677
                                        ====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

    Federal tax cost of securities          $  3,077,460,822
    Federal tax cost of other investments           (179,994)
                                            ----------------
    Total federal tax cost                  $  3,077,280,828
                                            ================
    Gross unrealized appreciation           $    438,189,609
    Gross unrealized depreciation                (54,625,201)
                                            ----------------
    Net unrealized appreciation             $    383,564,408
                                            ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2006, the Fund's projected benefit obligations were increased by $189,030 and payments of $4,934 were made to retired trustees, resulting in an accumulated liability of $270,106 as of October 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund


                  40 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.

      Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  41 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED OCTOBER 31, 2006       YEAR ENDED OCTOBER 31, 2005 1
                                     SHARES              AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A
Sold                             37,106,616    $  1,282,205,333       26,126,619    $   843,808,397
Dividends and/or
distributions reinvested          2,094,799          68,918,902        1,967,502         57,903,518
Redeemed                        (15,026,011)       (517,526,125) 2    (6,928,846)      (220,494,731) 3
                                ----------------------------------------------------------------------
Net increase                     24,175,404        $833,598,110       21,165,275       $681,217,184
                                ======================================================================

------------------------------------------------------------------------------------------------------
CLASS B
Sold                              3,195,736    $    100,252,356        3,465,166    $   102,291,118
Dividends and/or
distributions reinvested            505,807          15,143,846          780,877         21,200,799
Redeemed                         (2,880,075)        (90,459,228) 2    (2,347,347)       (68,962,254) 3
                                ----------------------------------------------------------------------
Net increase                        821,468    $     24,936,974        1,898,696    $    54,529,663
                                ======================================================================

------------------------------------------------------------------------------------------------------
CLASS C
Sold                              8,543,881    $    267,752,421        6,056,884    $   179,229,772
Dividends and/or
distributions reinvested            473,830          14,172,254          473,750         12,843,349
Redeemed                         (2,436,172)        (76,298,345) 2    (1,229,743)       (35,972,311) 3
                                ----------------------------------------------------------------------
Net increase                      6,581,539        $205,626,330        5,300,891       $156,100,810
                                ======================================================================

------------------------------------------------------------------------------------------------------
CLASS N
Sold                              4,522,723    $    153,395,550        2,445,507    $    77,193,747
Dividends and/or
distributions reinvested            184,925           5,986,033          130,920          3,807,139
Redeemed                         (1,539,472)        (52,250,700) 2      (636,113)       (20,279,213) 3
                                ----------------------------------------------------------------------
Net increase                      3,168,176        $107,130,883        1,940,314    $    60,721,673
                                ======================================================================

------------------------------------------------------------------------------------------------------
CLASS Y
Sold                              1,347,807    $     46,153,192           29.958    $         1,000
Dividends and/or
distributions reinvested             28,178             927,610               --                 --
Redeemed                           (416,332)        (13,885,789) 2            --                 --
                                ----------------------------------------------------------------------
Net increase                        959,653    $     33,195,013           29.958    $         1,000
                                ======================================================================

1. For the year ended October 31, 2005, for Class A, Class B, Class C and Class N shares and for the period from October 24, 2005 (inception of offering) to October 31, 2005, for Class Y shares.

2. Net of redemption fees of $25,973, $4,241, $5,917, $2,361 and $168 for Class
A, Class B, Class C, Class N and Class Y, respectively.

3. Net of redemption fees of $36,403, $9,931, $8,134 and $2,802 for Class A, Class B, Class C and Class N, respectively.


                  42 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2006, were as follows:

                                PURCHASES              SALES
------------------------------------------------------------
Investment securities      $4,792,527,785     $3,720,646,857

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

FEE SCHEDULE EFFECTIVE JANUARY 1, 2006       FEE SCHEDULE NOVEMBER 1, 2005 TO DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------
Up to $400 million         0.80%             Up to $400 million                   0.80%
Next $400 million          0.75              Next $400 million                    0.75
Next $1.2 billion          0.60              Over $800 million                    0.60
Over$2.0 billion           0.58

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2006, the Fund paid $6,067,599 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                  43 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B, Class C and Class N shares were $2,890,752, $5,583,417 and $1,291,971, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                         CLASS A        CLASS B        CLASS C        CLASS N
                          CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                        FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------
October 31, 2006       $1,715,792        $12,461       $448,189        $98,446        $73,919

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2006, OFS waived $8,442 for Class N shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended October 31, 2006, the Manager waived $6,201 for IMMF management fees.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.


                  44 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Written option activity for the year ended October 31, 2006 was as follows:

                                             PUT OPTIONS
                                 -----------------------
                                 NUMBER OF     AMOUNT OF
                                 CONTRACTS      PREMIUMS
--------------------------------------------------------
Options outstanding as of
October 31, 2005                        --   $        --
Options written                     10,000       179,994
                                 -----------------------
Options outstanding as of
October 31, 2006                    10,000   $   179,994
                                 =======================

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax


                  45 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS Continued

position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  46 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER QUEST FOR VALUE FUNDS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 12, 2006


                  47 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.7343 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 8, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions should be multiplied by 14.19% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $20,111,986 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2006, $122,910,352 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  48 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  49 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR A INDEFINITE TERM, OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General
Chairman of the Board             Partner of Trivest Venture Fund (private venture capital fund); President of
of Trustees (since 2001),         Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the
Trustee (since 1987)              following open-end investment companies: Cash Assets Trust (1984), Premier VIT
Age: 73                           (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the
                                  OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2005)              (investment management company) (since January 2004); President of The Community
Age: 66                           Reinvestment Act Qualified Investment Fund (investment management company) (since
                                  January 2004); Independent Chairman of the Board of Trustees of Quaker Investment
                                  Trust (registered investment company) (since January 2004); Director of Internet
                                  Capital Group (information technology company) (since October 2003); Chief
                                  Operating Officer and Chief Financial Officer of Lincoln National Investment
                                  Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of
                                  Lincoln National Corporation) (1995-2003); President, Chief Executive Officer and
                                  Trustee of Delaware Investment Family of Funds (1995-2003); President and Board
                                  Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1995-2003); Chairman and Chief Executive Officer of
                                  Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1995-2003); President
                                  and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief
                                  Administrative Officer, Chief Financial Officer, Vice Chairman and Director of
                                  Equitable Capital Management Corporation (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff
                                  Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 10
                                  portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 55 portfolios in the
Trustee (since 1998)              OppenheimerFunds complex.
Age: 73

LACY B. HERRMANN,                 Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment
Trustee (since 1987)              company) (since December 2004); Chairman of Aquila Management Corporation and
Age: 77                           Aquila Investment Management LLC (since August 1984); Chief Executive Officer and
                                  President of Aquila Management Corporation (August 1984-December 1994); Vice
                                  President, Director and Secretary of Aquila Distributors, Inc. (distributor of
                                  Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President
                                  and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT");
                                  President and Director of STCM Management Company, Inc. (sponsor and adviser to
                                  CCMT); Chairman, President and Director of InCap Management Corporation;
                                  Sub-Advisor and


                  50 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

LACY B. HERRMANN,                 Administrator of Prime Cash Fund & Short Term Asset Reserves; Director of OCC Cash
Continued                         Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of
                                  Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994);
                                  Trustee of OCC Accumulation Trust (open-end investment company) (until December
                                  2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2001)              Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                           (since September 2004); Member, Zurich Financial Investment Advisory Board
                                  (insurance) (affiliate of the Manager's parent company) (since October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990);
                                  Trustee of the Institute for Advanced Study (non-profit educational institute)
                                  (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC
                                  (private equity investment) (January 1999-September 2004); Trustee of Research
                                  Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome
                                  Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm); President and Chief Executive Officer of the Delaware Group of Mutual
                                  Funds (1992-1995); Chairman, President and Chief Executive Officer of Equitable
                                  Capital Management Corporation (1985-1992); Vice President, Senior Vice President,
                                  Executive Vice President and Chief Investment Officer at The Equitable Life
                                  Assurance Society of the U.S. (1979-1992); Vice President and Co-manager of
                                  Fundamental Equities Research at Smith Barney, Harris Upham and Company
                                  (1970-1979); Engineer, Sperry Gyroscope Company (1966-1970); former governor of the
                                  Association for Investment Management and Research; former chairman of the
                                  Institute of Chartered Financial Analysts; Chartered Financial Analyst. Oversees 55
                                  portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                MR. MURPHY IS AN "INTERESTED TRUSTEE" BECAUSE HE IS AFFILIATED WITH THE MANAGER
AND OFFICER                       BY VIRTUE OF HIS POSITIONS AS AN OFFICER AND DIRECTOR OF THE MANAGER, AND AS A
                                  SHAREHOLDER OF ITS PARENT COMPANY. THE ADDRESS OF MR. MURPHY IS TWO WORLD
                                  FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008.
                                  MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee (since 2005) and          (since September 2000) of the Manager; President and director or trustee of other
President and Principal           Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
Executive Officer (since 2001)    (the Manager's parent holding company) and of Oppenheimer Partnership Holdings,
Age: 57                           Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                                  OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
                                  2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                  Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                  Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                  Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                  HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 1, 2001) and Director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                  Mutual Life Insurance Company (OAC's parent company) (since February 1997);
                                  Director of DLB Acquisition


                  51 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                   Corporation (holding company parent of Babson Capital Management LLC) (since June
Continued                         1995); Member of the Investment Company Institute's Board of Governors (since
                                  October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                  2001); President and Trustee of MML Series Investment Fund and MassMutual Select
                                  Funds (open-end investment companies) (November 1999-November 2001); Director of
                                  C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                  Executive Officer and Director of MML Bay State Life Insurance Company (September
                                  1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                  (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                  92 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. LEAVY,
THE FUND                          DAMIAN, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                                  SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                  OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                Senior Vice President of the Manager (since September 2000); portfolio manager of
Vice President and Portfolio      Morgan Stanley Dean Witter Investment Management (1997-September 2000). An officer
Manager (since 2000)              of 7 portfolios in the OppenheimerFunds complex.
Age: 35

JOHN DAMIAN,                      Vice President of the Manager (since September 2001); Senior Analyst/Director for
Vice President and Portfolio      Citigroup Asset Management (November 1999-September 2001); Senior Research Analyst
Manager (since 2005)              for Pzena Investment Management (October 1997-November 1999). An officer of 2
Age: 38                           portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief          2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management Corporation and Shareholder Services, Inc. (since June 1983). Former
(since 2004)                      Vice President and Director of Internal Audit of the Manager (1997-February 2004).
Age: 56                           An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal           of the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting          Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)              Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                           Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                  (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                  Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                  OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                                  2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                  Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                                  (March 1995-March 1999). An officer of 92 portfolios in the OppenheimerFunds complex.


                  52 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BRIAN S. PETERSEN,                Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer               Product Accounting of the Manager (November 1998-July 2002). An officer of 92
(since 2004)                      portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer               Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                      Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                           Director of Mutual Fund Operations at American Data Services, Inc. (September
                                  2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)            2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                           December 2001); General Counsel of Centennial Asset Management Corporation (since
                                  December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                  Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                  (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                  plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                  December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                  2001); Senior Vice President, General Counsel and Director of Shareholder Financial
                                  Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                  Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI
                                  Institutional Asset Management, Inc. (since November 2001); Director of
                                  OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                  Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                  Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                  OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of
                                  92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary               October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                      (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                           Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                  Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                  Assistant Counsel of the Manager (August 1994-October 2003). An officer of 92 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary               Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                      2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                           General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly,
                                  PaineWebber Incorporated). An officer of 92 portfolios in the OppenheimerFunds complex.


                  53 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary               2004); First Vice President (2001-September 2004); Director (2000-September 2004)
(since 2004)                      and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer
Age: 42                           of 92 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  54 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $72,500 in fiscal 2006 and $70,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $195,954 in fiscal 2006 and $156,805 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $6,536 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of form 5500

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $195,954 in fiscal 2006 and $163,341 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S AUDIT COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Audit Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of October 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest For Value Funds


By:   /s/ John V. Murphy
      _______________________________
      John V. Murphy
      Principal Executive Officer

Date: December 12, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      _______________________________
      John V. Murphy
      Principal Executive Officer

Date: December 12, 2006


By:   /s/ Brian W. Wixted
      _______________________________
      Brian W. Wixted
      Principal Financial Officer

Date: December 12, 2006